Exhibit 10.1

$1,000,000
2,000,000 Shares of Common Stock
At $0.50 Per Share

September 23, 2013

Copy No.	Name: __________________________________

Confidential Private Placement Memorandum

American Brewing Company, Inc.
A Washington Corporation

$1,000,000
2,000,000 Shares of Common Stock
At $0.50 Per Share
_______________________

Minimum Offering Amount: None
Maximum Offering Amount: $1,000,000 (2,000,000 Shares)
Minimum Purchase: $10,000 (20,000 Shares)

American Brewing Company (“We,” “Us,” “Our,” “the Company” or “American Brewing”) hereby offers two million shares of Common Stock (the “Common Stock” or the “Shares” herein) at a price of $0.50 per share. The minimum purchase amount is $10,000 (20,000 Shares). The maximum purchase amount is $1,000,000 (2,000,000 Shares) (the “Offering”).

AN INVESTMENT IN THE SHARES IS HIGHLY SPECULATIVE. THUS, PROSPECTIVE INVESTORS SHOULD CAREFULLY REVIEW AND CONSIDER THE MATTERS DESCRIBED UNDER “RISK FACTORS” HEREIN.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY OTHER APPLICABLE SECURITIES LAW. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) OR BY THE SECURITIES ADMINISTRATOR OF ANY STATE, NOR HAS THE SEC OR ANY SUCH ADMINISTRATOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE OFFERED TO ACCREDITED INVESTORS PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT AND RULE 506 OF REGULATION D PROMULGATED BY THE SEC THEREUNDER. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM. EACH PROSPECTIVE INVESTOR SHOULD BE AWARE THAT HE WILL BE REQUIRED TO BEAR THE FINANCIAL RISK OF AN INVESTMENT IN THE SECURITIES FOR AN INDEFINITE PERIOD OF TIME.

Offering Price (1)	Selling Commissions and Other offering expenses(2)(3)	Estimated Proceeds to Company (4)
Minimum Offering	N/A	N/A	N/A
Maximum Offering	$1,000,000	$112,000	$888,000

1.
The subscription period will terminate on or before December 31, 2013, provided that we reserve the right, at our sole discretion without any notice, to extend the offering termination date by up to 60 days (as such date may be so extended, the “Offering Termination Date”).

2.
The Shares will be offered on an exclusive, “best efforts” basis by Spencer Edwards, Inc. Spencer Edwards, Inc. shall be entitled to commissions of 11% of the gross proceeds raised in this Offering through its efforts. In addition to the 11% commission, the Company also anticipates approximately $2,000 of additional offering expenses.

3.	Offering expenses, including Spencer Edwards, Inc.’s fees and expenses, are estimated to amount to up to 11% of gross proceeds.
4.	After deducting estimated costs and expenses of the Offering. See “ESTIMATED USE OF PROCEEDS.”

selling agent

The Date of this Memorandum is September 20, 2013

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SUMMARY OF SUBSCRIPTION PROCEDURES

The prospective investor (the “Investor”) whose name appears on the cover of this memorandum (“Memorandum”) has received herewith a subscription agreement (“Subscription Agreement”) for subscribing to purchase Shares. To subscribe for Shares, an Investor must complete, execute and deliver to American Brewing Company, Inc., 180 West Dayton Street, Warehouse 102, Edmonds, WA 98020 the following items:

(i)	one copy of the Subscription Agreement, by means of which the Investor shall subscribe to purchase one or more (or fractions thereof) Shares, and

(ii)
a check payable to “American Brewing Company, Inc.” in the amount of $0.50 for each Share for which the Investor wishes to subscribe (subscribers may also wire the funds directly to American Brewing Company, Inc.: Bank Name: Key Bank, Account Number: 471153004638, Wiring Routing Number: 125000574, Bank Address: 2424 Mildred Street W, University Place, WA 98466. See “TERMS OF THE OFFERING”).

In the event the Company has not accepted the subscription by the Offering Termination Date, the Company shall return the full amount of such Investor’s cash payment, without interest or deduction. If the Offering for Shares is oversubscribed, the Company shall have the right to prorate all subscriptions, or reject any subscriptions received (see “TERMS OF THE OFFERING” and “SUBSCRIPTION PROCEDURES”).

SUITABILITY AND OTHER MATTERS

INVESTORS SHALL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS, RISKS AND MERITS OF THE OFFERING DESCRIBED IN THIS MEMORANDUM AND ALL THE ATTACHMENTS HERETO. THE SHARES ARE BEING OFFERED IN A PRIVATE OFFERING TO A LIMITED NUMBER OF INDIVIDUALS OR ENTITIES MEETING CERTAIN SUITABILITY STANDARDS (SEE “TERMS OF THE OFFERING” AND “INVESTOR SUITABILITY STANDARDS”). THIS OFFERING INVOLVES A HIGH DEGREE OF RISK AND PROSPECTIVE INVESTORS SHOULD BE AWARE THAT THEY MAY SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT (SEE “RISK FACTORS”).

EXCLUSIVE NATURE OF PRIVATE PLACEMENT MEMORANDUM

NO PERSON OR ENTITY HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM. ANY INFORMATION OR REPRESENTATION NOT CONTAINED HEREIN MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY. MOREOVER, NEITHER THE DELIVERY OF THIS MEMORANDUM NOR THE SALE OF THE SHARES SHALL UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE MATTERS DISCUSSED IN THIS MEMORANDUM SINCE THE DATE HEREOF; HOWEVER, IN THE EVENT OF ANY MATERIAL CHANGE OCCURRING PRIOR TO THE COMPLETION OF THE OFFERING DESCRIBED HEREIN, THIS MEMORANDUM SHALL BE AMENDED AND REVISED ACCORDINGLY. THE COMPANY DISCLAIMS ANY AND ALL LIABILITIES FOR REPRESENTATIONS OR WARRANTIES EXPRESSED OR IMPLIED, CONTAINED IN, OR OMISSIONS FROM, THIS MEMORANDUM, OR ANY OTHER WRITTEN OR ORAL COMMUNICATION TRANSMITTED OR MADE AVAILABLE TO THE RECIPIENT. EACH INVESTOR SHALL BE ENTITLED TO RELY SOLELY ON THOSE REPRESENTATIONS AND WARRANTIES WHICH MAY BE MADE TO THE INVESTOR IN ANY FINAL PURCHASE OR SUBSCRIPTION AGREEMENT RELATING TO THE SHARES. THE DELIVERY OF THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL IN SUCH JURISDICTION.

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THIS MEMORANDUM DOES NOT PURPORT TO BE ALL-INCLUSIVE OR TO CONTAIN ALL OF THE INFORMATION THAT A PROSPECTIVE INVESTOR MAY DESIRE IN EVALUATING AN INVESTMENT IN THE COMPANY. INVESTORS MUST CONDUCT AND RELY ON THEIR OWN EVALUATIONS OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED IN MAKING AN INVESTMENT DECISION WITH RESPECT TO THE SHARES. SEE “RISK FACTORS” FOR A DISCUSSION OF CERTAIN FACTORS WHICH SHOULD BE CONSIDERED IN CONNECTION WITH THE PURCHASE OF THE SHARES. NEITHER THE DELIVERY OF THIS MEMORANDUM AT ANY TIME, NOR ANY SALE OF THE SHARES HEREUNDER, SHALL UNDER ANY CIRCUMSTANCES CREATE AN IMPLICATION THAT THE INFORMATION CONTAINED IN THIS MEMORANDUM IS CORRECT AS OF ANY TIME SUBSEQUENT TO ITS DATE.

STATEMENT REGARDING FORWARD LOOKING PROJECTIONS

STATEMENTS, PROJECTIONS AND ESTIMATES OF FUTURE PERFORMANCE OF THE COMPANY CONTAINED IN THIS MEMORANDUM THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS. INVESTORS SHOULD EXPECT THAT ANTICIPATED EVENTS AND CIRCUMSTANCES SHALL NOT OCCUR, THAT UNANTICIPATED EVENTS AND CIRCUMSTANCES SHALL OCCUR, AND THAT ACTUAL RESULTS SHALL LIKELY VARY FROM THE FORWARD-LOOKING CIRCUMSTANCES. INVESTORS SHOULD BE AWARE THAT A NUMBER OF FACTORS COULD CAUSE THE FORWARD- LOOKING STATEMENTS OR PROJECTIONS CONTAINED IN THIS MEMORANDUM OR OTHERWISE MADE BY OR ON BEHALF OF THE COMPANY TO BE INCORRECT OR TO DIFFER MATERIALLY FROM ACTUAL RESULTS. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, (1) THE ABILITY OF THE COMPANY TO PROVIDE SERVICES AND TO COMPLETE THE DEVELOPMENT OF ITS PRODUCTS IN A TIMELY MANNER, (2) THE DEMAND FOR AND TIMING OF DEMAND FOR SUCH SERVICES AND PRODUCTS, (3) COMPETITION FROM OTHER PRODUCTS AND COMPANIES, (4) THE COMPANY’S SALES AND MARKETING CAPABILITIES, (5) THE COMPANY’S ABILITY TO SELL ITS SERVICES AND PRODUCTS PROFITABLY, (6) AVAILABILITY OF ADEQUATE DEBT AND EQUITY FINANCING, AND (7) GENERAL BUSINESS AND ECONOMIC CONDITIONS. THESE IMPORTANT FACTORS AND CERTAIN OTHER FACTORS THAT MIGHT AFFECT THE COMPANY’S FINANCIAL AND BUSINESS RESULTS ARE DISCUSSED IN THIS MEMORANDUM UNDER “RISK FACTORS.” THERE CAN BE NO ASSURANCE THAT THE COMPANY SHALL BE ABLE TO ANTICIPATE, RESPOND TO OR ADAPT TO CHANGES IN ANY FACTORS AFFECTING THE COMPANY’S BUSINESS AND FINANCIAL RESULTS.

FORWARD LOOKING STATEMENTS

WITH THE EXCEPTION OF THE HISTORICAL INFORMATION CONTAINED IN THIS DOCUMENT, THE MATTERS DESCRIBED HEREIN CONTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISK AND UNCERTAINTIES THAT INDIVIDUALLY OR MUTUALLY IMPACT THE MATTERS HEREIN DESCRIBED INCLUDING, BUT NOT LIMITED TO, FINANCIAL PROJECTIONS, PRODUCT DEMAND AND MARKET ACCEPTANCE, THE EFFECT OF ECONOMIC CONDITIONS, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, GOVERNMENTAL REGULATIONS AND/OR OTHER FACTORS OUTSIDE THE CONTROL OF THE COMPANY.

FOR RESIDENTS OF ALL STATES

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATIONS OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

THIS MEMORANDUM HAS BEEN PREPARED FOR INFORMATIONAL PURPOSES ONLY IN ORDER TO ASSIST PROSPECTIVE INVESTORS IN EVALUATING AN INVESTMENT IN THE COMPANY. BY

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ACCEPTING DELIVERY OF THIS MEMORANDUM, OR ANY OTHER MATERIAL IN CONNECTION WITH THIS OFFERING, THE OFFEREE AGREES (1) TO KEEP STRICTLY CONFIDENTIAL THE CONTENTS OF THIS MEMORANDUM AND SUCH OTHER MATERIAL, AND TO NOT DISCLOSE SUCH CONTENTS TO ANY THIRD PARTY OR OTHERWISE USE THE CONTENTS FOR ANY PURPOSE OTHER THAN EVALUATION BY SUCH OFFEREE OF AN INVESTMENT IN THE SHARES, (2) NOT TO COPY ALL OR ANY PORTION OF THIS MEMORANDUM OR ANY SUCH OTHER MATERIAL, AND (3) TO RETURN THIS MEMORANDUM AND ALL SUCH OTHER MATERIAL TO THE COMPANY IF (i) THE OFFEREE DOES NOT SUBSCRIBE TO PURCHASE ANY SHARES, (ii) THE OFFEREE’S SUBSCRIPTION IS NOT ACCEPTED, OR (iii) THIS OFFERING IS TERMINATED OR WITHDRAWN.

THE OFFER AND SALE OF THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION PROVIDED BY SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED, AND REGULATION D PROMULGATED THEREUNDER, AND SIMILAR EXEMPTIONS FROM REGISTRATION PROVIDED BY CERTAIN STATE SECURITIES LAWS. THE SHARES ARE OFFERED ONLY TO ACCREDITED INVESTORS WHO HAVE THE QUALIFICATIONS NECESSARY TO PERMIT THE SHARES TO BE OFFERED AND SOLD IN RELIANCE UPON SUCH EXEMPTIONS, AND WHO MEET THE SUITABILITY STANDARDS SET FORTH BELOW IN “TERMS OF THE OFFERING” AND “INVESTOR SUITABILITY STANDARDS.”
THIS MEMORANDUM CONSTITUTES AN OFFER ONLY TO THE OFFEREE TO WHOM THIS MEMORANDUM IS INITIALLY PROVIDED BY THE COMPANY AND DOES NOT CONSTITUTE AN OFFER TO SELL TO OR A SOLICITATION OF AN OFFER TO BUY FROM ANYONE IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

THE COMPANY RESERVES THE RIGHT AT ITS SOLE DISCRETION AND FOR ANY REASON WHATSOEVER TO MODIFY, AMEND AND/OR WITHDRAW ALL OR A PORTION OF THE OFFERING, AND/OR ACCEPT OR REJECT IN WHOLE OR IN PART ANY PROSPECTIVE INVESTMENT IN THE SHARES, OR TO ALLOT TO ANY PROSPECTIVE INVESTOR LESS THAN THE NUMBER OF SHARES SUCH INVESTOR DESIRES TO PURCHASE. THE COMPANY SHALL HAVE NO LIABILITY WHATSOEVER TO ANY OFFEREE AND/OR INVESTOR IN THE EVENT THAT ANY OF THE FOREGOING SHALL OCCUR.

THIS MEMORANDUM INCLUDES PROJECTIONS AND OTHER FORWARD-LOOKING INFORMATION. SUCH PROJECTIONS AND INFORMATION ARE BASED ON ASSUMPTIONS AS TO FUTURE EVENTS THAT ARE INHERENTLY UNCERTAIN AND SUBJECTIVE. THE COMPANY MAKES NO REPRESENTATION OR WARRANTY AS TO THE ATTAINABILITY OF SUCH ASSUMPTIONS OR AS TO WHETHER FUTURE RESULTS SHALL OCCUR AS PROJECTED. IT MUST BE RECOGNIZED THAT THE PROJECTIONS OF THE COMPANY’S FUTURE PERFORMANCE ARE NECESSARILY SUBJECT TO A HIGH DEGREE OF UNCERTAINTY, THAT ACTUAL RESULTS CAN BE EXPECTED TO VARY FROM THE RESULTS PROJECTED, AND THAT SUCH VARIANCES MAY BE MATERIAL AND ADVERSE. PROSPECTIVE INVESTORS ARE EXPECTED TO CONDUCT THEIR OWN INVESTIGATIONS WITH REGARD TO THE COMPANY AND ITS PROSPECTS.

NEITHER THE DELIVERY OF THIS MEMORANDUM NOR ANY SALE MADE HEREUNDER SHALL CREATE, UNDER ANY CIRCUMSTANCE, ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE AFFAIRS OF THE COMPANY AND OTHER INFORMATION CONTAINED HEREIN SINCE THE DATE HEREOF.

CERTAIN PROVISIONS OF VARIOUS AGREEMENTS ARE SUMMARIZED IN THIS MEMORANDUM, BUT PROSPECTIVE INVESTORS SHOULD NOT ASSUME THAT THE SUMMARIES ARE COMPLETE. SUCH SUMMARIES ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS WHICH SHALL BE MADE AVAILABLE TO PROSPECTIVE INVESTORS BY THE COMPANY.

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PROSPECTIVE INVESTORS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM, OR ANY PRIOR OR SUBSEQUENT COMMUNICATIONS FROM OR WITH THE COMPANY, OR ANY PROFESSIONAL ASSOCIATED WITH THE OFFERING AS LEGAL OR PROFESSIONAL TAX ADVICE. THE OFFEREE AUTHORIZED TO RECEIVE THIS MEMORANDUM SHOULD CONSULT PERSONAL COUNSEL, ACCOUNTANT OR BUSINESS ADVISOR REGARDING LEGAL, TAX AND OTHER MATTERS CONCERNING PURCHASING THE SHARES, RESPECTIVELY.

THE COMPANY SHALL MAKE AVAILABLE TO ANY PROSPECTIVE INVESTOR, PRIOR TO THE CLOSING FOR THE SALE OF THE SHARES, THE OPPORTUNITY TO ASK QUESTIONS OF, AND TO RECEIVE ANSWERS FROM, REPRESENTATIVES OF THE COMPANY CONCERNING THE COMPANY AND THE TERMS AND CONDITIONS OF THE OFFERING, AND TO OBTAIN ANY ADDITIONAL RELEVANT INFORMATION TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION OR CAN OBTAIN IT WITHOUT UNREASONABLE EFFORT OR EXPENSE. EXCEPT FOR SUCH INFORMATION THAT IS PROVIDED BY THE COMPANY IN RESPONSE TO REQUESTS FROM PROSPECTIVE INVESTORS OR THEIR ADVISORS, NO PERSON HAS BEEN AUTHORIZED IN CONNECTION WITH THE OFFER OR SALE OF THE SHARES TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS MEMORANDUM, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON. PROSPECTIVE INVESTORS SHOULD NOT RELY UPON INFORMATION NOT CONTAINED IN THIS MEMORANDUM UNLESS IT IS PROVIDED BY THE COMPANY AS INDICATED ABOVE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

FOR CONNECTICUT RESIDENTS ONLY: THE UNDERSIGNED ACKNOWLEDGES THAT THE SECURITIES COMPRISING THE SHARES HAVE NOT BEEN REGISTERED UNDER THE CONNECTICUT UNIFORM SECURITIES ACT, AS AMENDED (THE “CONNECTICUT ACT”), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND SALE OF SECURITIES AS SET FORTH HEREIN. THE UNDERSIGNED HEREBY AGREES THAT SUCH SECURITIES SHALL NOT BE TRANSFERRED OR SOLD WITHOUT REGISTRATION UNDER THE CONNECTICUT ACT OR EXEMPTION THEREFROM.

FOR MISSOURI RESIDENTS ONLY: THE UNDERSIGNED ACKNOWLEDGES THAT THE SHARES HAVE NOT BEEN REGISTERED UNDER THE MISSOURI UNIFORM SECURITIES ACT, AS AMENDED (THE “MISSOURI ACT”), AND ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND SALE OF SECURITIES AS SET FORTH HEREIN. THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT SUCH SHARES MAY BE DISPOSED OF ONLY THROUGH A LICENSED BROKER-DEALER. IT IS A FELONY TO SELL SECURITIES IN VIOLATION OF THE MISSOURI ACT.

FOR TEXAS RESIDENTS ONLY: THE UNDERSIGNED HEREBY ACKNOWLEDGES THAT THE SHARES CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE TEXAS SECURITIES ACT, OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE UNDERSIGNED FURTHER ACKNOWLEDGES THAT BECAUSE THE SHARES ARE NOT READILY TRANSFERRABLE, THE INVESTOR MUST BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

NOTICE TO NON-UNITED STATES RESIDENTS: IT IS THE RESPONSIBILITY OF ANY ENTITIES WISHING TO PURCHASE THE SHARES TO SATISFY THEMSELVES AS TO FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES.

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TABLE OF CONTENTS

SUMMARY OF THE OFFERING	8

RISK FACTORS	9
RISK FACTORS RELATING TO THE COMPANY, THE PLANNED ACQUISITION AND THE OFFERING	10
RISK FACTORS RELATING TO AMERICAN BREWING COMPANY, INC.	14

INVESTOR SUITABILITY STANDARDS ..	20

ESTIMATED USE OF PROCEEDS	23

THE COMPANY	23

AMERICAN BREWING COMPANY’S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	26

LEGAL MATTERS	28

SELECTED FINANCIAL STATEMENTS .	. 28

MANAGEMENT	28

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS	29
EXECUTIVE COMPENSATION .	29
OUTSTANDING EQUITY AWARDS AT FISCAL-END	29

CERTAIN TRANSACTIONS AND CONFLICTS OF INTEREST .	30

BENEFICIAL OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS	30

COMMON STOCK	31

SERIES A PREFERRED STOCK	. 31

ESTIMATED DILUTION	32

CAPITAL STRUCTURE	33

DESCRIPTION OF CAPITAL STOCK	33

PRICING OF THIS OFFERING	35

PLAN OF DISTRIBUTION .	35

TERMS OF THE OFFERING	35

SUBSCRIPTION PROCEDURE	36

ADDITIONAL INFORMATION	36

GENERAL INSTRUCTIONS FOR INVESTORS	37

EXHIBIT A - SUBSCRIPTION AGREEMENT AND INVESTOR SUITABILITY QUESTIONNAIRE	A-1

EXHIBIT B - SELECTED FINANCIAL STATEMENTS	B-1

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SUMMARY OF THE OFFERING

Investors should read this Memorandum carefully before making any investment decisions regarding the Company and should pay particular attention to the information contained under the heading “RISK FACTORS.” Additionally, Investors should consult their own advisors in order to fully comprehend the consequences of investing in the Company. The following summary does not purport to be complete and is qualified in its entirety by more detailed information appearing elsewhere in this Memorandum and the Exhibits hereto.

THE COMPANY

American Brewing Company, Inc. was formed in 2010 and is a micro brewing company based out of Edmonds, Washington. The Company currently has four beers in its portfolio and continues to develop new flavors for distribution to its customers. The Company has won two major industry awards for its beers and has also received attention from local and national publications. Currently, the Company sells its products in the states of Washington and North Carolina as well as parts of Canada. The Company also has pending sales in six additional states and intends to continue to expand its customer territory.

The Company is initiating this private placement in order to raise the $888,000 in net proceeds necessary to further its business goals and continue to expand and provide new products to its customer base.

The Company’s management believes that if the Offering Amount of $1,000,000 is achieved, the Company will be positioned to substantially further its business objectives.

The Company cannot provide any assurance that we will be successful in this endeavor. Moreover, the consummation of any such transaction would result in significant dilution to Investors in this Offering and to our existing shareholders.

THE OFFERING

Securities Offered:	The Company is offering up to 2,000,000 shares of Common Stock (the “Shares”) in this Offering.

Price Per Share:	$0.50 per Share.

Minimum Investment:	The Minimum Investment amount shall be $10,000 (20,000 Shares). Subscriptions are payable in cash and the Company reserves the right to reject any subscription, in whole or in part.

Offering Period:	The Offering will commence on the date hereof and shall terminate on December 31, 2013, unless extended by the Company for up to an additional sixty (60) days.

Suitability Standards:
The Shares are a suitable investment only for accredited investors who (i) have the financial means to bear the risk of loss of their entire investment; (ii) have no need for liquidity; and (iii) are willing to accept restrictions on the transfer of the Shares. We will accept subscriptions from “Accredited Investors” (as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission (“SEC”) and similar state statutes). See “INVESTOR SUITABILITY STANDARDS.”

Subscription Documents:
An investment in the Shares may only be made pursuant to a Subscription Agreement and Investor Suitability Questionnaire that contains, among other matters, certain representations and warranties by the Company and certain representations and warranties by each Investor. Copies of the Subscription Agreement and Investor Suitability Questionnaire are included as Exhibit A to this Memorandum. All subscription checks should be made payable to “American Brewing Company, Inc.” See “TERMS OF THE OFFERING.”

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Capitalization:
The Company’s Amended Articles of Incorporation authorize 50,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock. As of September 20, 2013, there were 8,000,000 shares of outstanding Common Stock as well as 990,000 shares of Common Stock and 1,000,000 warrants contractually obligated to be issued to Nuwa Group, LLC. As of September 20, 2013 there were 250,000 shares of outstanding Series A Preferred Stock. For a detailed explanation of the rights of our Preferred Stock, please see the section titled “DESCRIPTION OF CAPITAL STOCK.” If all the Shares in this Offering are sold, the Company will have 10,000,000 shares of Common Stock outstanding, as well as 990,000 shares of Common Stock and 1,000,000 warrants contractually obligated to be issued to Nuwa Group, LLC.

Estimated Use of Net Proceeds	The net proceeds from this Offering will be used for business expansion and general working capital.

Plan of Distribution:	The Shares will be offered and sold solely by Spencer Edwards, Inc. and other qualified personnel that Spencer Edwards, Inc. may engage.

Restricted Transferability:
The Securities offered hereby have not been registered under the Securities Act, or registered or qualified under applicable state securities laws, and are being offered in reliance upon the exemption from registration specified in Rule 506 of Regulation D, promulgated under the Securities Act. Such securities have never been so registered or qualified for public sale. Any Investor who purchases the Securities may sell them only in reliance on an exemption from registration or qualification under applicable state law and we can provide no assurance that any such exemption will be applicable.

Risk Factors:
There are many significant risks involved in purchasing equity securities. You could lose your entire investment. There is no public market for the Shares, and we do not expect such a market to develop in the foreseeable future, if at all. See “RISK FACTORS” for these and various other risk factors associated with an investment in us.

AVAILABLE INFORMATION

We are not subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we do not file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). Any documents requested by Investors participating in this Private Placement will be provided by the Company on request.

RISK FACTORS

An investment in the Shares offered hereby is extremely speculative, involves a high degree of risk, and should be considered only by Investors who are able to bear the economic risks of their investment for an indefinite period of time and who can afford to sustain a total loss of their investment in the Shares. The risks described below are not the only ones facing the Company. Additional risks that we do not yet know of, or that we currently think are immaterial, may also impair our business operations. If any of the events described in the following risk factors actually occur, it could have a material adverse effect on our business, prospects, financial condition, results of operations and cash flow. Potential Investors should also refer to the other information shown in this Memorandum, including the financial statements and the related notes.

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RISK FACTORS RELATING TO THE COMPANY AND THE OFFERING

The offering price of the Shares of Common Stock was arbitrarily determined and may not reflect their future value. Therefore, Investors may lose all or part of their investment if the offering price is higher than the current market value of the offered Shares.

The offering price of the Shares being sold in this Offering has been determined arbitrarily and has no relationship to any established criteria of value, such as book value or earnings per share. Additionally, the price of the Shares of Common Stock is not based on past earnings, nor is the price of the Shares indicative of current market value for the assets owned by us. The offering price for the Shares has been set by our management and has not been supported by an independent analysis of an investment banker, underwriter or broker-dealer. We can provide no assurance that the offering price for the Shares is an accurate indication of the actual value of the Shares and should not be regarded as an indication of any future market price for the Shares. Investors could lose all or a part of their investment if the offering price has been arbitrarily set too high.

As we do not have an escrow or trust account with subscriptions for investors, if we file for or are forced into bankruptcy protection, investors will lose the entire investment.

Invested funds for this Offering will not be placed in an escrow or trust account and if we file for bankruptcy protection or a petition for involuntary bankruptcy is filed by creditors against us, your funds will become part of the bankruptcy estate and administered according to the bankruptcy laws. As such, you will lose your investment and your funds will be used to pay creditors.

Investors in this Offering will suffer immediate dilution.

Investors in this Offering will likely experience immediate and substantial dilution in the net tangible book value of the Shares they purchase in this Offering from the initial issue price. Net tangible book value per share represents the amount of the Company’s stockholders’ equity, less intangible assets, divided by the number of shares of Common Stock deemed outstanding on a fully-diluted basis. Additionally, sales or issuances of other securities in other offerings by the Company or changes in financial condition may have an adverse material effect on the actual dilution experienced by Investors.
After giving effect to the sale by the Company of the Maximum Offering through the sale of 2,000,000 Shares, the receipt of the estimated net proceeds in the manner set forth in “ESTIMATED USE OF PROCEEDS,” and the contractual obligation of the Company to issue 990,000 shares of Common Stock and warrants to purchase an additional 1 million shares of Common Stock to Nuwa Group, LLC, the net tangible book value of the Company as of June 30, 2013 which was approximately a negative ($145,827) or approximately a negative ($0.018) per share would have been increased to approximately $742,173 or approximately $0.062 per share. This is equivalent to an increase in net tangible book value of $0.08 per share to existing stockholders, and an immediate dilution in net tangible book value of approximately $0.44 per share to new stockholders purchasing Shares in the Offering. Please refer to “ESTIMATED DILUTION” for a more complete discussion of the dilution that will likely be experienced by Investors in this Offering.

Because we can issue additional shares of our Common Stock, purchasers of our Common Stock may experience dilution in their ownership of our Company in the future.

We are authorized to issue up to 50,000,000 shares of Common Stock. As of September 20, 2013, there were 8,000,000 shares of our Common Stock issued and outstanding, as well as 990,000 shares of Common Stock and warrants to purchase an additional 1 million shares of Common Stock that the Company has a contractual obligation to issue to Nuwa Group, LLC. As of September 20, 2013 there were 250,000 shares of our Series A Preferred Stock issued and outstanding. Our Board of Directors has the authority to cause our Company to issue additional shares of Common Stock or Preferred Stock without the consent of any of our stockholders. Consequently, our stockholders may experience dilution in their ownership of our Company in the future.
On May 15, 2013, the Company entered into a consulting and professional services agreement with Nuwa Group, LLC. Pursuant to the agreement, Nuwa Group has agreed to provide the capital for certain legal and auditing

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services to be provided on behalf of the Company, and has also agreed to provide various consulting services. As compensation for the capital and services provided, the Company is contractually obligated to issue 990,000 common shares. In addition to the common shares, the Company is contractually obligated to issue warrants to Nuwa Group, LLC exercisable to purchase one million shares of Common Stock. The common shares and warrants contractually obligated to be issued to Nuwa Group, LLC will result in dilution of your ownership of our Common Stock.

The Shares are “restricted securities” and will be illiquid.

It is unlikely that Investors will be able to liquidate their investment in the Shares in the event of an emergency or for any other reason. Transferability of the Shares will be limited by restrictions on resale imposed under federal and state securities laws. Because we are making this Offering pursuant to an exemption from registration and have not registered the Shares for public sale under the Securities Act of 1933, the Shares are considered “restricted securities” under Rule 144 promulgated by the SEC under the Act (“Rule 144”) and the certificates evidencing the Securities will bear Rule 144 restrictive legends.

Due to the lack of a trading market for our securities, you may have difficulty selling any Shares you purchase in this Offering, which could result in the loss of your investment.

There is presently no demand for our Common Stock and no public market exists for the Shares being offered in this Private Placement Memorandum. If no market is ever developed for our Common Stock, it will be difficult or impossible for you to sell any Shares you purchase in this Offering. In such case, you may find that you are unable to achieve any benefit from your investment or liquidate your Shares without considerable delay, if at all. In addition, if the Company fails to have its Common Stock quoted on a public trading market, your Common Stock will not have a quantifiable value and it may be difficult, if not impossible, to ever resell your Shares, resulting in an inability to realize any value from your investment.

The Financial Industry Regulatory Authority sales practice requirements may limit a stockholder's ability to buy and sell our stock.

The Financial Industry Regulatory Authority (“FINRA”) has adopted rules that require that in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative low priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer's financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA believes that there is a high probability that speculative low priced securities will not be suitable for at least some customers. FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our Common Stock, which may limit your ability to buy and sell our Common Stock and have an adverse effect on the market for shares of our Common Stock.

In the event that our shares are traded, and our stock trades below $5.00 per share, our stock would be known as a "penny stock", which is subject to various regulations involving disclosures to be given to you prior to the purchase of any penny stock. The U.S. Securities and Exchange Commission (the "SEC") has adopted regulations which generally define a "penny stock" to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Depending on market fluctuations, our Common Stock could likely be considered to be a "penny stock." A penny stock is subject to rules that impose additional sales practice requirements on broker/dealers who sell these securities to persons other than established customers and accredited investors. For transactions covered by these rules, the broker/dealer must make a special suitability determination for the purchase of these securities. In addition, he must receive the purchaser's written consent to the transaction prior to the purchase. He must also provide certain written disclosures to the purchaser. Consequently, the "penny stock" rules may restrict the ability of broker/dealers to sell our securities, and may negatively affect the ability of holders of shares of our Common Stock to resell them.

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You may face significant restrictions on the resale of your shares due to state “Blue Sky” laws.

Each state has its own securities laws, often called "blue sky" laws, which (1) limit sales of securities to a state's residents unless the securities are registered in that state or qualify for an exemption from registration, and (2) govern the reporting requirements for broker-dealers doing business directly or indirectly in the state. Before a security is sold in a state, there must be a registration in place to cover the transaction, or it must be exempt from registration. The applicable broker-dealer must also be registered in that state. We do not know whether our securities will be registered or exempt from registration under the laws of any state. A determination regarding registration will be made by those broker-dealers, if any, who agree to serve as market makers for our Common Stock. We have not yet applied to have our securities registered or exempt in any state and will not do so until we receive expressions of interest from investors resident in specific states after they have viewed this Memorandum. There may be significant state blue sky law restrictions on the ability of investors to sell, and on purchasers to buy, our securities. You should therefore consider the resale market for our Common Stock to be limited, as you may be unable to resell your shares without the significant expense of state registration or qualification.

Our independent auditors have expressed substantial doubt about our ability to continue as a going concern.

We incurred a net loss of $173,197 for the twelve month period ended December 31, 2012. Because we are yet to attain profitable operations, in their report on our financial statements for the year ended December 31, 2012, our independent auditors included an explanatory paragraph regarding their substantial doubt about our ability to continue as a going concern. We will continue to experience net operating losses in the foreseeable future. Our ability to continue as a going concern is subject to our ability to generate a profit and/or obtain necessary funding from outside sources, including obtaining additional funding from the sale of our securities, increasing sales or obtaining loan from various financial institutions where possible. Our continued net operating losses increase the difficulty in meeting such goals and there can be no assurances that such methods will prove successful. Our financial statements contain additional note disclosures describing the management’s assessment of our ability to continue as a going concern.

The Company cannot guarantee that it will continue to generate revenues which could result in a total loss of your investment if it is unsuccessful in its business plans.

While the Company has generated revenues during its history, which are reported in the financial statements included in this Private Placement Memorandum, there can be no assurance that it will continue to generate revenues or that revenues will be sufficient to maintain its business. As a result, one could lose all of one’s investment if the Company is not successful in its proposed business plans.

Dependence on Offering proceeds; recent losses.

The Company. incurred a loss of $100,799 for the six months ended June 30, 2013, a $173,197 loss for the year ended December 31, 2012, and a $251,025 loss for the year ended December 31, 2011. There is no assurance that the Company will operate profitably in the future. Additionally, while management believes that the Company's present working capital position is adequate for its needs based on its current operations, the Company will be dependent on the net proceeds of this Offering in order to enhance its existing working capital and provide it with the additional financing abilities for business expansion. There can be no assurance that without the receipt of the net proceeds of this Offering the Company will be able to increase its working capital to the levels estimated to be necessary by management or provide the necessary funds for expansion.

Discretionary use of proceeds from the Offering.

The Company presently intends to use the net proceeds of this Offering for acquisition of brewing machinery, general working capital and business expansion. However, 100% of the net proceeds of this Offering may, in the discretion of the Company, be used to finance other opportunities consistent with the Company's plan of operation based on facts and circumstances which may develop subsequent to the completion of this Offering.

The Company may need additional financing to achieve its growth strategy which may cause dilution of its shareholders’ ownership.

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As of December 31, 2012, the Company had cash and cash equivalents of approximately $47,311 and may require additional capital in order to pursue its strategic objectives and/or support its operations. As a result, even if the Company obtains the Maximum Offering Amount in this Offering, the Company may require additional funding to meet its expenses and pursue its business objectives. The Company’s ability to raise funding may be severely limited due to the lack of a public market for its Common Stock and will also be dependent upon its operating results and financial condition. These factors may make the timing, amount, terms and conditions of additional financing unattractive or impracticable for the Company. The Company may not be able to obtain any additional financing as needed on acceptable terms, or at all, which may require it to reduce its operating costs and other expenditures, including curtailing the Company’s growth strategy, reducing personnel and reducing capital expenditures. If the Company issues additional equity or convertible debt securities to raise funds, the ownership percentages of our shareholders would be reduced and they may experience significant dilution.

The Company’s officers and directors will continue to exercise significant control over our operations, which means as a minority stockholder, you would have no control over certain matters requiring stockholder approval that could affect your ability to ever resell any of your Shares. If you are not able to resell any Shares, it may result in the loss of your investment.

Following completion of this Offering, the existing members of the Board of Directors and management of the Company will own 59.3% of the Common Stock and 100% of the Series A Preferred Stock outstanding. Accordingly, our executive officers and directors will continue to have a significant influence in determining the outcome of all corporate transactions, including the election of directors, approval of significant corporate transactions, changes in control of the Company or other matters that could affect your ability to ever resell your Shares. Their interests may differ from the interests of the other stockholders and thus result in corporate decisions that are disadvantageous to other stockholders.

The Company may issue Preferred Stock with voting and conversion rights that could adversely affect the voting power of the holders of Common Stock.

Although the Company presently has no intention to do so without stockholder approval, the Board may issue Preferred Stock with voting and conversion rights that could adversely affect the voting power of the holders of Common Stock. Any such provision may be deemed to have a potential anti-takeover effect, and the issuance of Preferred Stock in accordance with such provision may delay or prevent a change of control of the Company. The Board of Directors also may declare a dividend on any outstanding shares of Preferred Stock. All outstanding shares of Preferred Stock are fully paid and non-assessable.

The Board of Directors has discretion as to retained earnings; we may never pay dividends to shareholders, which could reduce the monetary gain you may realize on your investment.

We have not declared or paid any cash dividends or distributions on our capital stock. The declaration, payment and amount of any future dividends will be made at the discretion of the Board of Directors and will depend upon, among other things, the results of our operations, cash flows and financial condition, operating and capital requirements, and other factors as the Board of Directors considers relevant. In order for the Company to pay dividends, it will need to succeed in pursuing its business plans and become profitable. However, the Board of Directors may utilize profits for the development of the Company’s business. There is no assurance that future dividends will be paid, and, if dividends are paid, there is no assurance with respect to the amount of any such dividend. If the Company does not pay dividends, the Company’s Common Stock may be less valuable because a return on an Investor’s investment will only occur if the Company’s stock price appreciates.

There are material tax considerations related to an investment in this Offering, and Investors are urged to consult their tax advisors prior to making an investment decision.

The Company urges Investors to consult their own tax advisors with respect to the tax consequences to them of the investment and issuance of Shares in light of your particular circumstances, including tax consequences under federal, state, local, foreign and other tax laws and possible effects of changes in U.S. federal or other tax laws.

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Limited management resources; the Company will be dependent on key executives; the loss of the services of the current officers and directors could severely impact the Company business operations and future development, which could result in a loss of revenues and one’s ability to ever sell any Shares one purchases in this Offering.

The Company is relying on a small number of key individuals to implement its business and operations and, in particular, the professional expertise and services of Mr. Neil Fallon, its Director and Chief Executive Officer, and Ms. Julie Anderson, its Director and Vice President. Accordingly, the Company may not have sufficient managerial resources to successfully manage the increased business activity envisioned by its business strategy. In addition, the Company's future success depends in large part on the continued service of Mr. Neil Fallon and Ms. Julie Anderson. The Company has not entered into any employment agreements with these individuals. If either of these persons choose not to serve as officers or if they are unable to perform their duties, this could have an adverse effect on Company business operations, financial condition and operating results if it is unable to replace them with other individuals qualified to develop and market its business. The loss of their services could result in a loss of revenues, which could result in a reduction of the value of any Shares you purchase in this Offering as well as the complete loss of your investment.
The management of future growth will require, among other things, continued development of the Company's financial and management controls and management information systems, stringent control of costs, increased marketing activities, ability to attract and retain qualified management, research and marketing personnel. The loss of key executives or the failure to hire qualified replacement personnel would compromise the Company’s ability to generate revenues or otherwise have a material adverse effect on the Company. There can be no assurance that the Company will be able to successfully attract and retain skilled and experienced personnel.

The Company does not carry key man insurance.

The Company is dependent in a large part on the personal efforts of its officers and directors described herein. The loss or unavailability of any of them could have a material adverse effect on the Company. The Company does not have any key man insurance policies in place on any of its personnel.

The Company’s industry requires attracting and retaining talented employees.

Success in the microbrew industry does and will continue to require the acquisition and retention of highly talented and experienced individuals. Due to the growth in the market segment targeted, such individuals and the talent and experience they possess is in high demand. There is no guarantee that we will be able to attract and maintain access to such individuals. If we fail to attract, train, motivate and retain talented personnel, our business, financial condition, and operating results may be materially and adversely impacted, which could result in the loss of your entire investment.

RISK FACTORS RELATING TO THE COMPANY

Speculative nature of our business could result in unpredictable results and a loss of your investment.

The liquor industry is extremely competitive and the commercial success of any product is often dependent on factors beyond our control, including but not limited to market acceptance and retailers' prominently shelving and selling our products. We may experience substantial cost overruns in manufacturing and marketing our products, and may not have sufficient capital to successfully complete any of our projects. We may also incur uninsured losses for liabilities which arise in the ordinary course of business in the manufacturing industry, or which are unforeseen, including but not limited to trademark infringement, product liability, and employment liability.

Competition that the Company faces is varied and strong.

The Company’s products and industry as a whole are subject to extreme competition. There is no guarantee that we can sustain our market position or expand our business. We anticipate that the intensity of competition in the future will increase.

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We compete with a number of entities in providing products to our customers. Such competitor entities include: (1) a variety of large nationwide corporations, including but not limited to public entities and companies that have established loyal customer bases over several decades; (2) local breweries and microbreweries that have the same or a similar business plan as we do; and (3) a variety of other local and national breweries and with which we either currently or may, in the future, compete.
Many of our current and potential competitors are well established and have longer operating histories, significantly greater financial and operational resources, and name recognition than we have. As a result, these competitors may have greater credibility with both existing and potential customers. They also may be able to offer more competitive products and services and more aggressively promote and sell their products. Our competitors may also be able to support more aggressive pricing than we will be able to, which could adversely affect sales, cause us to decrease our prices to remain competitive, or otherwise reduce the overall gross profit earned on our products.
Additionally, our third party providers themselves are subject to the intensely competitive market. We rely on such providers for underlying services and products that enable and/or facilitate the creation of our products. Competition or grain shortages may affect our suppliers’ ability to innovate and to continue existing product and service offerings, which could result in the loss of your entire investment.

Dependence on general economic conditions.

The success of the Company depends, to a large extent, on certain economic factors that are beyond its control. Factors such as general economic conditions, levels of unemployment, interest rates, tax rates at all levels of government, competition and other factors beyond the Company’s control may have an adverse effect on the Company’s ability to sell its products and to collect sums due and owing to it.

Changes in consumer preferences and discretionary spending may have a material adverse effect on our revenue, results of operations and financial condition.

Our success depends, in part, upon the popularity of our products and our ability to organically develop new brands or acquire the licensing or distribution rights to existing brands that appeal to consumers. Shifts in consumer preferences away from our products, our inability to develop new products that appeal to consumers, or changes in our product mix that eliminate items popular with some consumers could harm our business. Also, our success depends to a significant extent on discretionary consumer spending, which is influenced by general economic conditions and the availability of discretionary income. Accordingly, we may experience declines in revenue during economic downturns or during periods of uncertainty. Any material decline in the amount of discretionary spending could have a material adverse effect on our sales, results of operations, business and financial condition.

If demand for the products the Company offers slows, then its business would be materially affected, which could result in the loss of your entire investment.

Demand for the products which the Company sells depends on many factors, including:

•	the number of customers the Company is able to attract and retain over time.
•	the economy, and in periods of declining economic conditions, customers may cut back on purchases of our products.
•	the competitive environment in the micro-brewery market that may force it to reduce prices below its desired pricing level or increase promotional spending.
•	the ability to anticipate changes in consumer preferences and to meet customers’ needs in a timely cost effective manner.
•	the ability to establish, maintain and eventually grow market share in a competitive environment.

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Concentration of credit risk; dependence on limited number of customers.

The Company is subject to credit risk through cash equivalents and trade receivables. For the six months period ended June 30, 2013 and 2012, three and two customers represented approximately 54% and 33% of revenue, respectively. For the years ended December 31, 2012 and 2011, three customers and one customer represented approximately 38% and 17% of total revenue, respectively. The Company relies on the payment of these receivables. Thus the Company's credit risk is dependent upon the financial strength of its customers. See “EXHIBIT B, Note B to Financial Statements."

Limited market; geographic concentration.

The Company primarily sells its products through ten different distributors across Washington, North Carolina and Canada with sales pending in Idaho, Oregon, Michigan, Nevada, New Jersey and Montana. There is no assurance that the Company’s brands will be as widely accepted, or that consumers in new geographic markets will be receptive to the Company’s products. Management believes that Washington, North Carolina and Canada are likely to continue to be the largest market for its brands, and that regional identification may assist the Company’s competitors in other regions. Penetration of other regional markets is an important element of the Company’s expansion plan, and failure to accomplish this objective will hinder the success of the expansion plan and could have a material adverse impact on the Company’s business, financial condition, and results of operations.

Dependence on Third-Party Distributors.

Like most craft brewers, the Company relies heavily on third party distributors for the sale of their products to retailers. The loss of a significant distributor could have a material adverse effect on the Company’s business, financial condition and results of operations. The Company’s distributors often represent competing specialty beer brands, as well as national beer brands, and are to varying degrees influenced by their continued business relationships with other brewers. The Company’s independent distributors may be influenced by a large brewer if they rely on that brewer for a significant portion of their sales. While we believe that the relationships between the Company and its distributors are generally good, many of these relationships are relatively new and untested and there can be no assurance that the Company’s distributors will continue to effectively market and distribute the Company’s beer. The loss of any distributor or the inability to replace a poorly performing distributor in a timely fashion could have a material adverse effect on the business, financial condition and results of operations of the Company. Furthermore, no assurance can be given that the Company will successfully attract new distributors as they increase their presence in their existing markets or expand into new markets

The Company depends on a limited number of suppliers; cost and availability of raw materials.

The Company relies upon a limited number of suppliers for raw materials used to make and package the Company’s beer, including, but not limited to, providers of hops, grains and other products necessary for us to manufacture our product.. The Company’s success will depend in part upon our ability to successfully secure such materials from suppliers that are delivered with consistency and at a quality that meets our requirements. The price and availability of these materials are subject to market conditions. Increases in the price of our products due to the increase in the cost of raw materials could have a negative effect on our business.

Although to date the Company has been able to obtain adequate supplies of these ingredients and other raw materials in a timely manner from existing sources, if the Company was unable to obtain sufficient quantities or other raw materials, delays or reductions in product shipments could occur which would have a material adverse effect on the business, financial condition and results of operations of the Company. The costs of grains and hops are volatile and unpredictable. As with most agricultural products, the supply and price of raw materials used to produce the Company’s beer can be affected by a number of factors beyond the Company’s control, such as frosts, droughts, other weather conditions, economic factors affecting growing decisions, and various plant diseases and pests. If any of the foregoing were to occur, no assurance can be given that such condition would not have a material adverse effect on the business, financial condition and results of operations of the Company. In addition, the results of operations of the Company are dependent upon its ability to accurately forecast its requirements of raw materials. Any failure by the Company to accurately forecast its demand for raw materials could result in an inability to meet higher than anticipated demand for products or producing excess inventory, either of which may adversely affect results of operations of the Company.

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While the Company believes that its relations with its suppliers are good, there can be no assurance that these suppliers will be able or willing to supply the Company with materials at the current pricing levels, or at all, or that it will be successful in engaging alternative suppliers on commercially reasonable terms which meet the quality or pricing levels currently experienced by the Company. As a result, should the Company’s costs increase and if those increases are unable to be passed on to its customers, our business, financial condition, and results of operations and cash flows may be materially adversely impacted, which could result in the loss of your entire investment.

For the six month period ended June 30, 2013 and 2012, two suppliers of grain represented approximately 95% and 96% of cost of goods sold, respectively. For the years ended December 31, 2012 and 2011, two suppliers of grain represented approximately 99% and 71% of the cost of goods sold, respectively.

Seasonality; fluctuation of quarterly results of operations; dependence on sales in key peak demand periods.

The Company's business is subject to substantial seasonal fluctuations. Historically, a significant portion of the Company's net sales and net earnings have been realized during the period from April through December, and levels of net sales and net earnings have generally been significantly lower during the period from January through March. The Company believes that this is the general pattern associated with other beverage distributors with which it competes. Accordingly, the Company's operating results may vary significantly from quarter to quarter. The Company reported an operating loss for the six months ended June 30, 2013. The Company's operating results for any particular quarter are not necessarily indicative of any other results. If for any reason the Company's sales were to be substantially below seasonal norms, the Company's annual revenues and earnings could be materially and adversely affected.

Product concentration; dependence on new product introductions.

We are currently dependent on four main beer products, our Flying Monkey Dogfight Pale Ale, Breakaway IPA, American Blonde, and Caboose Oatmeal Stout, to generate revenues. While we anticipate expanding our product offerings, we expect that these products will continue to account for a large portion of our revenues for the foreseeable future. Therefore, the Company’s future operating results, particularly in the near term, are significantly dependent upon the continued market acceptance of these beer products. There can be no assurance that the Company's beer products will continue to achieve market acceptance. Initial sales for a new alcoholic beverage product may be caused by the interest of distributors and retailers to have the latest product on hand for potential future sale to consumers. As a result, initial stocking orders for, or sales of, a newly introduced alcoholic beverage product may not be indicative of market acceptance and long term consumer demand. A decline in the demand for any of the Company's beers as a result of competition, changes in consumer tastes and preferences, government regulation or other factors would have a material adverse effect on the Company's business, operating results and financial condition. In addition, there can be no assurance that the Company will be successful in importing, developing, managing, introducing and marketing additional new alcoholic beverage products that will sustain sales growth in the future.

Our revenue growth rate depends primarily on our ability to satisfy relevant channels and end-customer demands, identify suppliers of our necessary ingredients and to coordinate those suppliers, all subject to many unpredictable factors.

We may not be able to identify and maintain the necessary relationships with suppliers of product and services as planned. Delays or failures in deliveries could materially and adversely affect our growth strategy and expected results. As we supply more customers, our rate of expansion relative to the size of such customer base will decline. In addition, one of our biggest challenges is securing an adequate supply of suitable product. Competition for product is intense, and commodities costs subject to price volatility.

Our ability to execute our business plan also depends on other factors, including:

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•	there is no guarantee that we will enter into definitive agreements with distributors and on acceptable terms;

•	hiring and training qualified personnel in local markets;

•	managing marketing and development costs at affordable levels;

•	cost and availability of labor;

•	the availability of, and our ability to obtain, adequate supplies of ingredients that meet our quality standards; and

•	securing required governmental approvals in a timely manner when necessary.

Our revenue and profit growth could be adversely affected if revenues received from potential end-users are less than expected.

While future revenue growth will depend substantially on our ability to expand our customer base, the level of revenue received from end users of our products will also affect our revenue growth and will continue to be an important factor affecting profit growth, in the coming years. Our ability to increase revenue between comparable quarterly or annual periods depends in part on our ability to launch new products and successfully implement initiatives to create consumer demand and increase sales to end users. It is possible that revenues received from the end users of our products will be less than expected or that the change in comparable revenue could be negative. If this were to happen, revenue and profit growth would be adversely affected.

Our failure to manage our growth effectively could harm our business and operating results.

Our plans call for a significant increase in the number of customers. Product supply, financial and management controls and information systems may be inadequate to support our expansion. Managing our growth effectively will require us to continue to enhance these systems, procedures and controls and to hire, train and retain management and staff. We may not respond quickly enough to the changing demands that our expansion will impose on our management, employees and existing infrastructure. We also place a lot of importance on our corporate structure, which we believe will be an important contributor to our success. The corporate structure will consist of a small management team, to maintain low overhead, with performance based compensation for sales and consultants, that is easily scalable and that gives them the ability to make decisions in the field. As we grow, however, we may have difficulty maintaining this structure or adapting it sufficiently to meet the needs of our operations. Our failure to manage our growth effectively could harm our business and operating results.

New customer sales of our products may not be profitable, and revenue that we expect may not be achieved.

We expect our new customers to have an initial ramp-up period during which they will generate revenue and profit below the levels at which we expect them to normalize. This is in part due to the time it takes to build a customer base in a new product and higher fixed costs relating to start-up inefficiencies that are typical of introduction of new products. Our ability to supply new customers profitably and increase average customer revenue will depend on many factors, some of which are beyond our control, including:

•	executing our vision effectively;

•	initial sales performance of new product;

•	competition, either from our known competitors in the beverage industry, or others entering into our chosen markets;

•	changes in consumer preferences and discretionary spending;

•	consumer understanding and acceptance of our brands(s) experience;

•	general economic conditions, which can affect store traffic, local labor costs and prices we pay for the ingredients, equipment and other supplies we use; and

•	changes in government regulation.

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Our customers and suppliers could take actions that harm our reputation and reduce our profits.

Customers and suppliers are separate entities and are not our employees. Further, we do not exercise control over the day-to-day operations of our customers and suppliers. Any operational shortcomings of our customers and suppliers are likely to be attributed to our system-wide operations and could adversely affect our reputation and have a direct negative impact on our profits.

We lack sales, marketing and distribution capabilities and depend on third parties to market our products.

We have minimal personnel dedicated solely to sales and marketing of our products and therefore we must rely primarily upon third party distributors to market and sell our products. These third parties may not be able to market our product successfully or may not devote the time and resources to marketing our products that we require. We also rely upon third party carriers to distribute and deliver our products. As such, our deliveries are to a certain extent out of our control. If we choose to develop our own sales, marketing or distribution capabilities, we will need to build a marketing and sales force with technical expertise and with supporting distribution capabilities, which will require a substantial amount of management and financial resources that may not be available. If we or a third party are not able to adequately sell and distribute our product, our business will be materially harmed.

The Company’s infrastructure is subject to risk of failure.

The Company’s current machinery and infrastructure is located in Edmonds, Washington. Equipment failure, whether or not within our control, could result in product interruptions for customers. Any failure or downtime could affect a significant number of customers. The Company’s ability to attract and retain customers depends on our ability to provide customers with highly reliable product, and even minor interruptions in our service could harm the Company’s reputation and adversely impact future financial condition or operating results, which could result in the loss of your entire investment.

The manufacture and sale of alcoholic beverages is regulated by federal and state law; taxation.

The manufacture and sale of alcoholic beverages is a business that is highly regulated and taxed at the federal, state and local levels.

The Company’s operations may be subject to more restrictive regulations and increased taxation by federal, state and local governmental agencies than are those of non-alcohol related businesses. For instance, operation of the Company’s breweries requires various federal, state and local licenses, permits and approvals. The loss or revocation of any existing licenses, permits or approvals, failure to obtain any additional or new licenses, permits or approvals or the failure to obtain approval for the transfer of any existing permits or licenses could have a material adverse effect on the ability of the Company to conduct its business. Certain states have laws restricting or forbidding a combined pub and brewery. Furthermore, U.S. Treasury Department, Bureau of Alcohol, Tobacco and Firearms ("BATF") regulations prohibit, among other things, the payment of beer slotting allowances to retailers. These regulations have the effect of preventing competitors with greater financial resources from excluding smaller brewers from retailers. Any repeal or substantial modification of these regulations or the enactment of any new legislation or regulations, could have a material adverse effect on the business, financial condition and results of operations of the Company.

The distribution of alcohol-based beverages is also subject to extensive federal and state taxation. Our operations may be subject to increased taxation as compared with those of non-alcohol related businesses. In such event, we have to raise prices on our products in order to maintain profit margins. The effect of such an increase could negatively impact our sales or profitability.

Operating hazards.

The Company’s operations are subject to certain hazards and liability risks faced by all brewers, such as potential contamination of ingredients or products by bacteria or other external agents that may be wrongfully or accidentally introduced into products or packaging. The Company’s products are not pasteurized. While the Company has never experienced a contamination problem in their products, the occurrence of such a problem could result in a costly product recall and serious damage to the reputation of the Company for product quality. The Company’s operations also subject employees and others to certain injury and liability risks normally associated with the operation and

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possible malfunction of brewing and other equipment. Although the Company maintains insurance against certain risks under various general liability and product liability insurance policies, no assurance can be given that the Company’s insurance will be adequate to fully cover any incidents of product contamination or injuries resulting from brewery operations. We cannot assure you that we will be able to continue to maintain insurance with adequate coverage for liabilities or risks arising from our business operations on acceptable terms. Even if the insurance is adequate, insurance premiums could increase significantly which could result in higher costs to us.

Litigation and publicity concerning product quality, health and other issues, which can result in liabilities and also cause customers to avoid our products, could adversely affect our results of operations, business and financial condition.

Beverage and food service businesses can be adversely affected by litigation and complaints from customers or government authorities resulting from food and beverage quality, illness, injury or other health concerns or operating issues stemming from consumption of products. Adverse publicity about these allegations may negatively affect us, regardless of whether the allegations are true, by discouraging customers from buying our products. We could also incur significant liabilities, if a lawsuit or claim results in a decision against us, or litigation costs, regardless of the result. Further, any litigation may cause our key employees to expend resources and time normally devoted to the operations of our business.

Our brands have been approved by the TTB (“Alcohol and Tobacco Tax and Trade Bureau”), and as such, each ingredient in the formula has a corresponding GRAS number by the FDA (“Food and Drug Administration”) certifying that it is recognized as GRAS (“Generally Recognized as Safe”) under sections 201(s) and 409 of the Federal Food, Drug and Cosmetics Act. With this approval of our formulas, we are not aware of any health risks posed by our ingredients other than those that have been published by the TTB or FDA and which are visibly disclosed on our warning labels.

The alcohol-based beverage industry also faces the possibility of class action or other similar litigation alleging that the continued excessive use or abuse of alcohol-based beverages has caused death or serious health problems. It is also possible that federal or state governments could assert that the use of alcohol-based beverages has significantly increased that portion of health care costs paid for by the government. Litigation or assertions of this type have adversely affected companies in the tobacco industry. It is possible, however, that our suppliers could be named in litigation of this type which could have a negative impact on their business and, in turn, could also have a significant negative impact on our business.

Fraud and illegality Risks

The Company is subject to fraud, illegality, unknown risks, operation failures, and other factors over which we will have no control or ability to present. Although contractual and internal control safeguards are in place, such safeguards could be thwarted by intervening negligence, fraud or illegality on many levels of management outside of the control of the Company.

INVESTOR SUITABILITY STANDARDS

INVESTOR SUITABILITY

We will sell Shares to an unlimited number of those Accredited Investors who establish to our satisfaction that:

1.	You are an “Accredited Investor” as defined in Rule 501(a) under Regulation D. Rule 501(a) states an Accredited Investor is:

(a)	a bank, insurance company, registered investment company, business development company, or small business investment company;

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(b)
an employee benefit plan, within the meaning of the Employee Retirement Income Security Act, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5 million;

(c)	a charitable organization, corporation, or partnership with assets exceeding $5 million;

(d)	a director, executive officer, or general partner of the company selling the securities;

(e)	a business in which all the equity owners are accredited investors;

(f)
a natural person who has individual net worth, or joint net worth with the person’s spouse, that exceeds $1 million at the time of the purchase, excluding the value of the primary residence of such person;

(g)
a natural person with income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year; or

(h)
a trust with total assets in excess of $5 million, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated person” as defined in Section 230.506(b)(2)(ii) of Regulation D.

2.	The investor has such knowledge and experience in financial and business matters that he is able to evaluate the merits and risks of an investment in the Shares.

3.
The investor has the financial ability to bear the economic risk of an investment in the Shares, adequate means of providing for his current needs and personal contingencies and no need for liquidity in an investment in the Shares.

4.	The investor is acquiring the Shares for his own account for investment and not with a view to resale or distribution.

We will review all subscription documents and will not accept a subscription from any person who does not represent that he complies with the applicable standards specified above. The decision to accept or reject any subscription will be made by us in our sole discretion, and is final. In addition, if we are incorrect in our assumption as to the circumstances of a particular prospective Investor, then the delivery of this Memorandum to such prospective Investor shall not be deemed to be an offer, and this Memorandum should be returned to us immediately.

SUBSCRIPTIONS BY IRAS, KEOGH PLANS AND OTHER QUALIFIED PLANS

Before investing in the Company, trustees and other fiduciaries of IRAs, Keogh Plans and qualified retirement plans should carefully consider whether such an investment is consistent with their fiduciary responsibilities. Trustees and other fiduciaries of qualified retirement plans, IRAs that are set up as part of a plan sponsored and maintained by an employer and Keogh Plans under which employees, in addition to self-employed individuals, are participants, are governed by the fiduciary responsibility provisions of Title I of the Employee Retirement Income Security Act of 1974 (ERISA). In addition, Section 4975 of the Internal Revenue Code (the Code) imposes an excise tax with respect to certain prohibited transactions involving the assets of any qualified retirement plan, IRA or Keogh Plan.

A plan covered by ERISA must make an investment in the Shares in accordance with the general obligation of fiduciaries under ERISA to discharge their duties: (1) for the exclusive purpose of providing benefits to participants and their beneficiaries and defraying reasonable expenses of administering the plan; (2) with the same standard of care, skill prudence and diligence then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; (3) in such a manner as to diversify the investments of the plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and (4) in accordance with the documents and instruments governing the plan insofar as

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such documents and instruments are consistent with the provisions of ERISA. Depending upon particular circumstances involved, a fiduciary’s decision to cause a plan covered by ERISA to invest in the Shares could be viewed as inconsistent with one or more of these criteria and therefore as a violation of the fiduciary’s duty. However, in the case of a plan that provides for individual accounts (for example, an IRA or self-directed Keogh Plan) and that permits a participant or beneficiary to exercise independent control over the assets in his or her individual account, the plan’s fiduciaries will not be liable for any investment loss or for any breach that results from such exercise of control by the participant or beneficiary.

Under regulations issued by the Department of Labor, if a plan covered by ERISA or by Section 4975 of the Code (e.g. an IRA) makes an investment in an equity interest of an entity that is neither a publicly offered security nor a security issued by an investment company registered under the Investment Company Act of 1940, the underlying assets of the entity in which the investment is made could be treated as assets of the investing plan (“plan assets”). An investment in the Company is not an investment in a publicly offered security and the Company is not registered under the Investment Company Act of 1940. Therefore, unless an exemption applies (see below), investments in the Shares may result in our assets being classified as “plan assets.”

Classification of our assets as “plan assets” could adversely affect both the plan fiduciary and us. The term “fiduciary” is defined generally to include any person who exercises any authority or control over the management or disposition of plan assets; thus, classification of our assets as plan assets could make us a “fiduciary” of an investing plan. Violation of fiduciary duties by us could result in liability not only for ourselves but for the trustee or other fiduciary of an investing plan that, under certain circumstances, could be held liable for breaches of fiduciary standards by his or her co-fiduciaries.

In addition, if our assets are classified as “plan assets,” certain transactions that we might enter into in the ordinary course of our business might constitute “prohibited transactions” under ERISA and the Code. A prohibited transaction, in addition to imposing potential personal liability on trustees and other fiduciaries of plans subject to Title I of ERISA, may also result in the imposition of an excise tax under the Code or a penalty under ERISA upon the disqualified person or party in interest with respect to the qualified retirement plan, IRA or Keogh Plan. If the disqualified person who engages in the transaction is the individual on behalf of whom the IRA is maintained (or his or her beneficiary), the IRA may lose its tax-exempt status and its assets may be deemed to have been distributed to such individual in a taxable distribution (and no excise tax will be imposed) on account of the prohibited transaction.

There is an exemption in the regulations that provides that the underlying assets of an entity in which a plan invests will not be classified as plan assets where that entity is an “operating company.” An “operating company” is defined as an entity that is primarily engaged, directly or through a majority owned subsidiary or subsidiaries, in the production or sale of a product or service other than the investment of capital. In addition, the regulations provide an exemption if equity participation in the entity by benefit plan investors is not significant (i.e., 25% or more). If we fall under either of these exemptions, or if some other exemption were available to us, then our assets would not be treated as plan assets under the regulations, we would not be treated as a fiduciary and transactions involving the assets of the Company would not be subject to the prohibited transaction provisions of ERISA and the Code.

RESTRICTIONS ON TRANSFER OF SHARES

The Shares have not been registered under the Securities Act or under the securities laws of any state or other jurisdiction, except where required, but are being offered and sold pursuant to and in reliance upon exemptions from registration thereunder, including the exemption from federal registration contained in Section 4(2) of the Securities Act and in Regulation D promulgated thereunder. As a consequence of the restrictions on subsequent transfer imposed by these exemptions, the Shares may not subsequently be sold, assigned, conveyed, pledged, hypothecated or otherwise transferred by the holder thereof, except: (1) pursuant to an effective registration statement registering the Shares under the Securities Act and/or such state securities laws, or (2) pursuant to an opinion of counsel that has been obtained by the holder and is in all respects satisfactory to us that such registration under the Securities Act and/or such state securities laws is not required for such holder to lawfully effect such subsequent sale, assignment, conveyance, pledge, hypothecation or other transfer. There are certain other restrictions on the transfer of the Shares that are set forth in the Subscription Agreement.

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ESTIMATED USE OF PROCEEDS

We intend to use the net proceeds we receive from this Offering to provide capital for business expansion, new brewing machinery, and general working capital. We estimate that our net proceeds from the Offering will be $888,000, after deducting potential offering expenses. The table below sets forth our estimated application of the proceeds of this Offering. Actual expenditures may vary materially from these estimates.

Table – Estimated Use of Proceeds

Total Offering

Gross Proceeds	$1,000,000
Offering Expenses(1)	$(112,000)
Net Proceeds	$888,000
Capital for Brewing Machinery, General Working Capital and Business Expansion(2)	$888,000
_________________

(1)	Offering expenses, which include commissions paid to Spencer Edwards, Inc.as well as other offering costs, are estimated to amount to up to 11% of gross proceeds.
(2)	Business Expansion includes additional marketing services and products, increased advertising services, as well as expansion of the company’s product line and geographical distribution area.

THE COMPANY

Business Overview

American Brewing Company, Inc. was organized under the laws of the State of Washington on April 26, 2010.  Our Company is a micro-brewing company that currently has four beers in its core portfolio and is continuing to develop new flavors to distribute to its customers.

Products

The Company practices the “Northwest Style” of brewing, which is a style that utilizes generous amounts of hops.  Currently, the Company’s four main beer products are: (1) Flying Monkey Dogfight Pale Ale, (2) Breakaway IPA, (3) American Blonde, and (4) Caboose Oatmeal Stout.  A description of each of our main products is listed below.

Flying Monkey Dogfight Pale Ale.

Flying Monkey Dogfight Pale Ale is a Northwest Style Pale Ale.  It is bright and deep golden in color with a citrusy nose.  Although hop-forward, this ale is well balanced with a light, buscuity malt body with a dry finish.  The Company’s goal when creating this product was balance and drinkability.

Breakaway IPA

Breakaway IPA is an American Style India Pale Ale.  It has a bold hop aroma with floral and citrus notes.  It is a dark honey color and is also a bit hazy due to the dry hopping process used in its creation.  It was created with a medium intense hop bitterness that does not linger and is well balanced with grapefruit and malty sweetness.

American Blonde

American Blonde is a golden straw color and contains delicate hop notes, a citrusy aroma, and a crisp, dry palate with sweet flavors and low bitterness.  American Blonde contains higher levels of carbonation than our other three products and is made to be light in body and refreshing.

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Caboose Oatmeal Stout

Caboose Oatmeal Stout is dark brown to almost black in color, with a rich cream colored head.  This product has a full bodied, smooth flavor profile with an aromatic blend of coffee, oats and roasted malts.  This product was created to have a long, rich and smooth finish with a subtle hint of dark chocolate.

In addition to the four main products listed above, the Company has also produced sixteen additional seasonal brew batches since the Company’s inception.

Quality and Ingredients

The Company uses only the freshest ingredients during its brewing process, all of which are sourced from the Pacific Northwest.  The ingredients used in all of the products created by American Brewing are handpicked by the Company’s brewer, and are blended in a 24-day process from milling to packaging.  The reason for the almost month-long process is that it provides ample time for the flavors and aromatics to blend properly.  Quality checks are performed during each stage of the process to minimize taste variations between batches.

Awards

The Company is the winner of two awards presented at the Great American Beer Festival, which is held annually in Denver, Colorado, and is a three-day event, during which over 3,000 beers are sampled by more than 100 beer judges from around the world.  In 2011, the Company won a bronze medal for a product named “The Brave American,” which was an American Style Brown Ale.  In 2012, the Company won a bronze medal for a product named “Polska Porter,” which was a Baltic Style Porter.

Employees

As of the date of this Memorandum, the Company has seven full-time employees and four part time employees. The Company’s activities are managed by the Company’s Chief Executive Officer and Vice President, as well as the Company’s brewer.

Facilities

The Company maintains its sole and principal operations, warehouse and office space at 180 West Dayton Street, Warehouse 102, Edmonds, WA 98020.

Distribution

The Company is currently working with ten different distributors in Washington, North Carolina and Canada.  The Company currently has pending sales in Idaho, Oregon, Michigan, Nevada, New Jersey and Montana.

Growth Strategy

The Company intends to continue expanding its product line and provide new consistent as well as seasonal products to its customers.  In addition, the Company intends to expand its current geographic customer base and begin distributing its products nationwide.  In order to pursue its strategic objectives, the Company plans to utilize a portion of the proceeds received from this offering, as well as its available cash, cash generated from operations and additional cash as may be raised via equity or debt offerings as may be approved by its Board of Directors.

Growth Strategy – Media Presence

The Company has been presented with a television opportunity which will allow the Company to widely advertise and disseminate information about its products to a large number of potential customers.  American Brewing appeared in a show on the PBS Network called “Breakthroughs with Martin Sheen” that was filmed during the

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summer of 2013.  The show will begin airing nationwide on the PBS Network in October of 2013.  The PBS mini-documentary will examine various pubs and breweries and the growing craft beer and micro-brewery movement throughout the United States.  The Company will be featured in a segment of the show during which members of management will be interviewed and provide feedback and information on the growing micro-brew industry.

Growth Strategy – Partnerships

The Company has teamed up with Simon Majumdar, the host of the show “The Next Iron Chef” which appears on the Food Network. The Company has agreed to create a signature craft beer to be called “Fed, White and Brew,” which will be featured in Mr. Majumdar’s upcoming book to be published by May of 2014.  The Company’s product will be included in a chapter of the book titled “Fed, White and Blue”.  The beer “Fed, White and Blue” will also be submitted to the upcoming 2013 Great American Beer Festival, which will take place in October of 2013.

Growth Strategy – Packaging

The Company currently sells and distributes its products in the following packaging types:

a)      By the glass
b)      By the Keg
c)      Individual Growler (64 ounces)
d)      Individual Bottle (22 ounces)

The Company believes that it can increase its customer base by providing 12 ounce bottles and cans packaged in packs of 6 and 12.

Competition

The micro-brewing industry is highly competitive.  The Company faces intense competition from very large, international corporations.  The intensity of competition in the future is expected to increase and no assurance can be provided that the Company can sustain its market position or expand its business.

Such competitor entities include: (1) Anheuser-Busch, Inc; (2) Miller Coors, LLC; (3) Molson Coors Brewing Co.; and (4) a variety of other micro-breweries with which the Company either currently or may in the future compete.

Many of the Company’s current and potential competitors are well established and have longer operating histories, significantly greater financial and operational resources, and name recognition than the Company has.  As a result, these competitors may have greater credibility with both the Company’s existing and potential customers.  They also may be able to offer more competitive products and services and more aggressively promote and sell their offerings. The Company’s competitors may also be able to support more aggressive pricing than the Company, which could adversely affect sales, cause the Company to decrease its prices to remain competitive, or otherwise reduce the overall gross profit earned on its services.

Additionally, our Company’s third party providers themselves are subject to the intensely competitive market.  The Company and its affiliates rely on such providers for underlying products, such as grains and hops, which enable and/or facilitate the creation of our products.  Competition may affect the Company’s suppliers’ ability to innovate and to continue existing product and service offerings.

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MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section of the Memorandum is from the management of American Brewing Company, Inc. and contains “forward-looking statements” that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause American Brewing’s results to differ materially from those expressed or implied by such forward-looking statements.  Such forward-looking statements include any expectation of earnings, revenues or other financial items; any statements of the plans, strategies and objectives of management for future operations; factors that may affect American Brewing’s operating results; statements related to future capital expenditures; statements related to future economic conditions or performance; statements as to industry trends and other matters that do not relate strictly to historical facts or statements of assumptions underlying any of the foregoing.  These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” or “may,” and similar expressions or variations.  These statements are based on the beliefs and assumptions of American Brewing’s management based on information currently available to management. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements.

Factors that could cause or contribute to such differences include, but are not limited to, those identified below and those discussed in the section titled “RISK FACTORS” of this Memorandum.  You should review these risk factors for a more complete understanding of the risks associated with an investment in American Brewing.  American Brewing undertakes no obligation to revise or update any forward-looking statements. The following discussion and analysis should be read in conjunction with “RISK FACTORS” and the consolidated financial statements and notes thereto included elsewhere in this Memorandum.

Results of Operations

For the Years ended December 31, 2012 and December 31, 2011

The Company generated $863,181 in revenue during the year ended December 31, 2012, which compares to revenue of $406,861 for the year ended December 31, 2011.  Our revenue increased during the year ended December 31, 2012 due to increased sales of our products.

Cost of goods sold for the year ended December 31, 2012 was $253,542, which compares to cost of goods sold of $125,954 for the year ended December 31, 2011.  Our revenues increased during the year ended December 31, 2012 and as our revenue increased, our cost of goods sold correspondingly increased.

Operating Expenses, which consisted of advertising, promotional and selling costs, as well as general and administrative expenses, was $754,316 for the year ended December 31, 2012.  This compares with operating expenses for the year ended December 31, 2011 of $520,388.  Operating expenses increased during the year ended December 31, 2012 due to increased promotional activity as well as increased sales of our products.

As a result of the foregoing, we had a net loss of $173,197 for the year ended December 31, 2012.  This compares with a net loss for the year ended December 31, 2011 of $251,025.

For the Six Months Ended June 30, 2013 Compared to the Six Months Ended June 30, 2012

The Company generated $484,266 in revenue during the six month period ended June 30, 2013, which compares with revenue of $406,432 for the six month period ended June 30, 2012.  Our revenues increased during the six month period ended June 30, 2013 due to increased sales of our products.

Cost of goods sold for the six month period ended June 30, 2013 was $209,216, which compares to cost of goods sold of $99,824 for the six month period ended June 30, 2012.  Our revenues increased during the six months ended June 30, 2013 as a result of increased sales of our products.  As our sales revenue increased, our cost of goods

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increased.  Our cost of goods increased at a higher rate than our revenue due to increased prices of hops and other goods necessary for us to manufacture our product.

Operating expenses, which consisted of advertising, promotional and selling costs, as well as general and administrative expenses, for the six month period ended June 30, 2013 were $357,299.  This compares with operating expenses for the six month period ended June 30, 2012 of $375,231.  Our expenses decreased because we decreased our general and administrative costs.

As a result of the foregoing, we had a net loss of $100,799 for the six month period ended June 30, 2013.  This compares with a net loss for the six month period ended June 30, 2012 of $84,121.

In its audited financial statements as of December 31, 2012, the Company was issued an opinion by its auditors that raised substantial doubt about the ability to continue as a going concern based on the Company’s current financial position.  Our ability to achieve and maintain profitability and positive cash flow is dependent upon our ability to successfully develop and market our products and our ability to generate revenues.

Liquidity and Capital Resources

As of June 30, 2013 we had cash or cash equivalents of $43,521.  As of December 31, 2012 we had cash or cash equivalents of $47,311.  As of December 31, 2011 we had cash or cash equivalents of $15,339.

We believe that with our existing cash flows we have sufficient cash to meet our operating requirements for the next twelve months due to the fact that our revenues are increasing, and due to our planned expansion, we believe our revenues will continue to increase.  We believe that the amount of revenue we are generating coupled with our lower operating expenses will allow us to meet our operating requirements during the next twelve months.  If our revenue is not sufficient to allow us to meet our cash requirements during the next twelve months, the Company may need to raise additional funds through the sale of its equity securities.  We cannot guarantee that we will be successful in generating sufficient revenues or other funds in the future to cover these operating costs.  Failure to generate sufficient revenues or additional financing when needed could cause us to go out of business.

Net cash used in operating activities was $10,053 for the six month period ended June 30, 2013.  This compares to net cash provided by operating activities of $7,322 for the six month period ended June 30, 2012.  Net cash provided by operating activities was $63,987 for the year ended December 31, 2012, which compares with net cash provided by operating activities of $8,473 for the year ended December 31, 2011.

Cash flows used in investing activities was $9,927 for the six month period ended June 30, 2013.  This compares to net cash used in investing activities of $32,435 for the six month period ended June 30, 2012.  Net cash used in investing activities was $57,434 for the year ended December 31, 2012, which compares with net cash used in investing activities of $195,752 for the year ended December 31, 2011.  We anticipate significant cash outlays for investing activities over the next twelve months pursuant to expansion plans and additional purchases of equipment.

Cash flows provided by financing activities was $16,190 for the six month period ended June 30, 2013 which compares to cash flows provided by financing activities of $38,307 for the six month period ended June 30, 2012.  The change in cash flows related to financing activities is due to the fact that we have not offered our Common Stock for cash during the six months ended June 30, 2013.  Cash flows provided by financing activities was $25,419 for the year ended December 31, 2012, which compares with cash flows provided by financing activities of $131,298 for the year ended December 31, 2011.

As of June 30, 2013, our total assets were $593,015 and our total liabilities were $738,842.  As of December 31, 2012, our total assets were $608,488 and our total liabilities were $653,516.  As of December 31, 2011 our total assets were $482,130 and our total liabilities were $403,961.

Off-Balance Sheet Arrangements

The Company entered into contracts for the supply of a portion of its hops requirements.  These purchase contracts extend through crop year 2014 and specify both the quantities and prices to which the Company is committed.  As of

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June 30, 2013, hops purchase commitments outstanding was approximately $270,000.  As of June 30, 2013, projected cash outflows under hops purchase commitments for each of the remaining years under the contracts are as follows:

Remaining six months in 2013	$55,000
2014	$215,000

$270,000

These commitments are not accrued in the balance sheet of the Company at June 30, 2013, or December 31, 2012 and 2011.

Recent Accounting Pronouncements

In July 2012, a new accounting standard was issued that permits companies to perform a qualitative analysis of impairment of indefinite-lived intangible assets other than goodwill.  The standard amends existing guidance by permitting an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of its indefinite-lived intangible assets is less than its carrying amount as a basis for determining whether it is necessary to perform quantitative impairment test.  The Company has not yet adopted this update, but does not expect it to have a material impact on its financial statements.

LEGAL MATTERS

The Company is not a party to any pending legal actions or proceedings and the Company is not aware of any such actions that are likely to be initiated in the near future.

SELECTED FINANCIAL STATEMENTS

Selected audited and unaudited financial statements for the Company are attached in Exhibit B.

MANAGEMENT

The following are the officers and directors of the Company.

Current Management Team

Name	Age	Position(s) Held	Date Service Began

Neil Fallon	47	Chief Executive Officer and Director	April 26, 2010
Julie Anderson	54	Vice President and Director	December 31, 2012

Neil Fallon previously owned his own residential real estate developing company, where he has built over 100 homes through California and Washington States.  Before moving to Washington, Mr. Fallon was a Business Development Manager at Netbrowser, a technology company focused on web-based facilities management.  He was responsible for traveling extensively throughout the United States and Europe and securing strategic alliances, establishing channel sales and performing installations and tune-ups of the Company’s systems.  Mr. Fallon has a BA in Business Administration with Concentrations in Finance and Marketing from Western Washington University.

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Julie Anderson has spent several years in the non-profit sector.  She was a board member and two term president of a local volunteer chapter of The National Charity League in San Jose, California.  She also spent 10 years as an office manager of Almaden Valley Counseling Service in San Jose where she was responsible for a variety of duties, including managing personnel, bookkeeping, client services, program coordinator, grant writing, fund raising, and community relations.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation of Executive Officers and Directors

Executive Compensation

The following table sets forth information concerning the compensation of our named executive officers during 2010, 2011 and 2012:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards	Non-Equity Incentive Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Neil Fallon, CEO & Director	2010 2011 2012	$40,000 $80,000 $80,000	– – –	– – –	– – –	– – –	– – –	– – –	$40,000 $80,000 $80,000

Julie Anderson, Vice President & Director	2010 2011(1) 2012	– $60,000 $60,000	– – –	– – –	– – –	– – –	– – –	– – –	– $60,000 $60,000

(1) Julie Anderson received a salary of $60,000 as compensation for services in 2011.  However, Ms. Anderson was not appointed as an officer and director of the Company until December 31, 2012.

Employment Agreements

We do not have employment agreements with our officers and directors.

Outstanding Equity Awards At Fiscal-End

The following table provides information concerning equity awards as of our fiscal year end, December 31, 2012, held by each of our named executive officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Shares or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Shares or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Neil Fallon	–	–	–	–	–	–	–	–	–

Julie Anderson	–	–	–	–	–	–	–	–	–

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Director Compensation

The directors receive no annual compensation; however, they are reimbursed for out-of-pocket expenses incurred in connection with the Company’s business.

CERTAIN TRANSACTIONS AND CONFLICTS OF INTEREST

Conflicts of interest are inherent in investment programs involving non-industry participants because transactions are entered into without arm’s-length negotiation.  Our officers, directors and principal shareholders and our affiliates may be subject to various conflicts of interest in connection with their relationships and transactions with the Company.  Such conflicts of interest may include or be caused by the following:

Allocation of Management Time and Services.  Our executive officers will devote such time and attention to our affairs as they, in their sole discretion, may determine to be necessary for the conduct of the business of the Company.  Such persons will not be required to devote their entire time or attention to the Company nor will they be restricted in any manner from participating in other businesses or activities, despite the fact that such other businesses or activities may be competitive with our operations and activities.

Certain Relationships

None.

Consultants

On May 15, 2013, the Company entered into a consulting and professional services agreement with Nuwa Group, LLC.  Pursuant to the agreement, Nuwa Group has agreed to provide the capital for certain legal and auditing services to be provided on behalf of the Company, and has also agreed to provide various consulting services.  As compensation for the capital and services provided, the Company is contractually obligated to issue to Nuwa Group, LLC, 990,000 common shares and warrants to purchase one million common shares.

BENEFICIAL OWNERSHIP OF MANAGEMENT
AND PRINCIPAL SHAREHOLDERS

The following tables set forth certain information concerning the beneficial ownership of our outstanding Common and Preferred Stock by: (i) each officer and director; (ii) all officers and directors as a group; and (iii) all persons who own 5% or more of the outstanding Common Stock and Preferred Stock of the Company.  This information includes the ownership percentage of shares held in the Company prior to the Offering, and also the estimated ownership percentages after giving effect to the raising of a Maximum Offering Amount.

As of the date of this Memorandum, September 20, 2013, we have 8,000,000 shares of Common Stock outstanding, as well as 990,000 common shares and warrants exercisable to purchase one million common shares that the Company is contractually obligated to issue to Nuwa Group, LLC. Except as otherwise indicated, all stockholders have sole voting and investment power with respect to the shares listed as beneficially owned by them, subject to the rights of spouses under applicable community property laws. Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  There currently are no shares subject to options or convertible instruments currently exercisable or convertible within 60 days of September 20, 2013, except that there are one million shares subject to warrants currently exercisable within 60 days of September 20, 2013.

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COMMON STOCK

Ownership By Officers And Directors And 5% Or More Holders

Name of officer, director or 5% or more shareholder	Amount or nature of beneficial ownership	Percentage of share ownership prior to this Offering(1)	Estimated Percentage of share ownership if Maximum Offering is Sold(2)

Neil Fallon, Chief Executive Officer and Director	5,520,000	55.3%	46.0%

Julie Anderson, Vice President and Director	1,600,000	16.0%	13.3%

All Officers and Directors as a Group (2 persons) Mark Meath Nuwa Group, LLC(3)	7,120,000 720,000 1.990,000	71.3% 7.2% 19.9%	59.3% 6% 16.6%

(1)
As of September 20, 2013, the Company had 8,000,000 shares of Common Stock issued and outstanding, as well as 990,000 common shares and warrants exercisable to purchase one million common shares that the Company is contractually obligated to issue to Nuwa Group, LLC.

(2)	Assumes that the Maximum Offering Amount of $1,000,000 (2,000,000 Shares) is raised pursuant to this Offering.

(3)
Includes 990,000 common shares and 1,000,000 warrants for the purchase of 1,000,000 common shares issuable upon exercise which the Company is contractually obligated to issue to Nuwa Group, LLC.  Nuwa Group, LLC is owned by Kevin Fickle and Devin Bosh.

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  SERIES A PREFERRED STOCK

Ownership By Officers, Directors And 10% Or More Shareholders

Name of officer, director or 5% or more shareholder	Amount or nature of beneficial ownership	Percentage of share ownership prior to this Offering(1)	Estimated Percentage of share ownership if Maximum Offering is Sold(2)

Neil Fallon, Chief Executive Officer and Director	225,000	90%	90%

Julie Anderson, Vice President and Director	25,000	10%	10%

All Officers and Directors as a Group (2 persons)	250,000	100%	100%

(1)
As of September 20, 2013, the Company had 250,000 shares of Series A Preferred Stock issued and outstanding.  The Preferred Shares carry voting rights of 500 votes for each share of Preferred Stock held.  There are no conversion or redemption rights associated with the Preferred Stock.  Please see the Section “DESCRIPTION OF CAPITAL STOCK” for additional rights associated with our Preferred Stock.

(2)	Assumes that the Maximum Offering Amount of $1,000,000 (2,000,000 Shares) is raised pursuant to this Offering.

Equity Compensation Plans

None.

ESTIMATED DILUTION

Purchasers of the Shares will likely experience immediate and substantial dilution in the net tangible book value of the Shares from the initial issue price.  Net tangible book value per share represents the amount of the Company’s stockholders’ equity, less intangible assets, divided by the number of shares of Common Stock deemed outstanding on a fully-diluted basis.  For purposes of this Memorandum, net tangible book value is defined as our total assets (exclusive of copyrights, patents, goodwill, research and development costs and similar intangible items) minus total liabilities.  Additionally, sales or issuances of other securities in other offerings by the Company, or changes in financial condition, may have an adverse material effect on the actual dilution experienced by Investors.

Dilution per share represents the difference between the price to be paid by new Investors in the Offering and the net tangible book value per share of Common Stock immediately after completion of the Offering.

After giving effect to the sale by the Company of a Maximum Offering through the sale of 2,000,000 Shares, and the receipt of the estimated net proceeds, the net tangible book value of the Company as of June 30, 2013 which was approximately a negative net worth of ($145,827) or approximately a negative ($0.018) per share would have been increased to $742,173 or approximately $0.062 per share.  This is equivalent to an immediate increase in net tangible book value of $0.08 per share to existing stockholders, and an immediate dilution in net tangible book value of approximately $0.44 per share to new stockholders purchasing Shares in the Offering.

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The following table illustrates the estimated dilution per share of Shares purchased in this Offering:

Offering price per Share	$0.50
Estimated net tangible book value per Share at June 30, 2013, prior to this Offering	$(0.018)
Increase per Share attributable to new Investors	$0.08
Pro forma net tangible book value per Share, subsequent to this Offering	$0.062
Net tangible book value dilution per Share to new Investors	$0.44

CAPITAL STRUCTURE

The following table sets forth information regarding our capital structure as of the date of this Memorandum, September 20, 2013, prior to the Offering and our estimated capital structure after giving effect to the issuance of the Shares being sold in this Offering.

Securities Prior to Offering	Number of Shares

Common Stock Authorized for Issuance	50,000,000

Preferred Stock Authorized for Issuance	1,000,000

Common Stock Outstanding	8,000,000

Contractually Obligated Common Stock	990,000

Contractually Obligated Warrants	1,000,000

Preferred Stock Outstanding (Series A Convertible Preferred Stock)	250,000

Series Issuable in Connection With Offering (assuming Maximum Offering)(1)	2,000,000

(1)	Assumes the sale of the Maximum Offering Amount of 2,000,000 Shares issuable in connection with the Offering.

DESCRIPTION OF CAPITAL STOCK

We are authorized to issue 51,000,000 shares of capital stock, $.001 par value per share, of which 50,000,000 are designated Common Stock and 1,000,000 are designated Series A Preferred Stock.  The following is a summary of certain provisions of our capital stock in the Articles of Amendment to the Articles of Incorporation and our By-Laws.

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Common Stock

Holders of Common Stock are entitled to one vote per share on all matters to be voted upon by the stockholders. Subject to preferences that may be applicable to any outstanding Preferred Stock, the holders of Common Stock are entitled to receive ratable dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available for that purpose.  In the event of the liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of Preferred Stock, if any, then outstanding.  The Common Stock has no preemptive or conversion rights or other subscription rights.  There are no redemption or sinking fund provisions applicable to the Common Stock.  All outstanding shares of Common Stock are fully paid and non-assessable and the Shares of Common Stock to be issued pursuant to this Offering will be fully paid and non-assessable.  Holders of the Common Stock are entitled to elect our Board of Directors.

Preferred Stock

The Amendment to the Articles of Incorporation authorizes 1,000,000 shares of Series A Preferred Stock, of which 250,000 are issued and outstanding as of the date of this Memorandum.  The Board may issue additional shares of Preferred Stock in one or more series and fix the rights, preferences and privileges thereof, including voting rights, terms of redemption, redemption prices, liquidation preferences, number of shares constituting any series or the designation of such series, without further vote or action by the stockholders.  Although the Company presently has no intention to do so without stockholder approval, the Board may issue Preferred Stock with voting and conversion rights that could adversely affect the voting power of the holders of Common Stock.  Any such provision may be deemed to have a potential anti-takeover effect, and the issuance of Preferred Stock in accordance with such provision may delay or prevent a change of control of the Company. All outstanding shares of Preferred Stock are fully paid and non-assessable.

Rights Granted to Holders of Preferred Stock. The holders of the outstanding series of our Preferred Stock have the following rights:

Voting Rights. The record holders of the Series A Preferred Shares shall have the right to vote on any matter with holders of Common Stock voting together as one class.  Each share of Series A Preferred Stock shall have 500 votes for any election or other vote placed before the shareholders of the Corporation, regardless if the vote is taken with or without a shareholders’ meeting.

The Record Holders of the Series A Preferred Shares shall be entitled to the same notice of any Regular or Special Meeting of the Shareholders as may or shall be given to holders of any other series of preferred shares and the holders of common shares entitled to vote at such meetings.  No corporate actions requiring majority shareholder approval or consent may be submitted to a vote of preferred and common shareholders which in any way precludes the Series A Preferred Stock from exercising its voting or consent rights as though it is or was a common shareholder.

Conversion Rights. None.

Dividend Rights.  The Series A Preferred Stock is eligible for dividends at the discretion of the Board of Directors with the requirement that any dividends distributed to the holders of the Series A Preferred Stock are distributed in an equivalent amount to the holders of Common Stock.

Liquidation: If the Company shall commence a voluntary case under the U.S. Federal bankruptcy laws or any other applicable bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator of the Company or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Company shall be entered by a court having jurisdiction in the premises in an involuntary case under the U.S. Federal bankruptcy laws, or if the Company shall otherwise liquidate, dissolve or wind up, no distribution shall be made to the holders of any shares of capital stock of the Company (other than Senior Securities and pari passu securities) upon

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liquidation, dissolution or winding up unless prior thereto, the Holders of shares of Series A Preferred Stock shall have received the Liquidation Preference with respect to each share.  If, upon the occurrence of a Liquidation Event, the assets and funds available for distribution among the Holders of the Series A Preferred Stock and Holders of pari passu securities shall be insufficient to permit the payment to such holders of the preferential amounts payable thereon, then the entire assets and funds of the Company legally available for distribution to the Series A Preferred Stock and the pari passu securities shall be distributed ratably among such shares in proportion to the ratio that the Liquidation Preference payable on each such share bears to the aggregate Liquidation Preference payable on all such shares.  The purchase or redemption by the Company of stock of any class, in any manner permitted by law, shall not, for the purposes hereof, be regarded as a liquidation, dissolution or winding up of the Company.  Neither the consolidation nor merger of the Company with or into any other entity nor the sale or transfer by the Company of substantially all of its assets shall, for the purposes hereof, be deemed to be a liquidation, dissolution or winding up of the Company.  The liquidation preference with respect to a share of Series A Preferred Stock means an amount equal to the stated value thereof.  The liquidation preference with respect to any pari passu securities shall be as set forth in the Certificate of Designation filed in respect thereof. .

Redemption Provisions. None.

Options

None.

PRICING OF THIS OFFERING

The offering price of the Shares being sold in this Offering has been determined arbitrarily and has no relationship to any established criteria of value, such as book value or earnings per share. Additionally, the price of the Shares of Common Stock is not based on past earnings, nor is the price of the shares indicative of current market value for the assets owned by us.  Investors could lose all or a part of their investment if the offering price has been arbitrarily set too high.  The offering price for the Shares has been set by our management, and has not been supported by an independent analysis of an investment banker, underwriter or broker-dealer.  We can provide no assurance that the offering price for the Shares is an accurate indication of the actual value of the Shares.  Investors could lose all or a part of their investment if the offering price has been arbitrarily set too high.

PLAN OF DISTRIBUTION

The Company has hired Spencer Edwards, Inc. to offer the Shares on an exclusive, “best efforts” basis to Accredited Investors only.  Spencer Edwards, Inc. shall receive an 8% commission as well as a 3% dealer manager fee, for a total of 11% of the offering proceeds, (maximum: $110,000), as well as warrants in an amount of $0.15 for each $1.00 raised, which will be exercisable at $1.00 beginning one year from the closing of this Offering, and expiring three years from the closing of this Offering.

TERMS OF THE OFFERING

We are offering the Shares for a purchase price of $0.50 per Share.  The maximum number of Shares to be sold is 2,000,000, which we estimate would generate gross offering proceeds of approximately $1,000,000.  The minimum subscription amount is $10,000 (20,000 Shares).  Subscriptions are payable in cash and we reserve the right to reject any subscription, in whole or in part.

The offering period for the Shares will terminate on or before December 31, 2013, provided that the Company may extend the Offering by up to sixty (60) days without notice at its sole discretion.  We must receive and accept an Investor’s subscription on or before this date in order for the Investor to become a stockholder.

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An Investor must pay the purchase price for the Shares the Investor is subscribing to in full and in cash upon subscription.  The execution of a Subscription Agreement and Investor Suitability Questionnaire constitutes a binding and irrevocable offer by each prospective Investor to buy the Shares, and an agreement to hold the offer open until the subscription is either accepted or rejected by the Company.  Acceptance shall be deemed to have occurred by virtue of the Company completing a closing with respect to such subscribed Shares and issuing them to the Investor (a “Closing”).  The Company will, with reasonable promptness after any Closing, deliver an executed share certificate to each Investor, evidencing the number of Shares purchased in this Offering.  The Company, however, may reject any subscription for any reason without incurring any liability.  No subscription will be accepted until the Company has received a fully-executed and completed Subscription Agreement and Investor Suitability Questionnaire, and any other documents as may be required by the Company.

SUBSCRIPTION PROCEDURE

To subscribe for the Shares being offered in this Offering, an Investor must complete and execute a Subscription Agreement and Investor Suitability Questionnaire and deliver it to the Company at:

American Brewing Company, Inc.
180 West Dayton Street, Warehouse 102
Edmonds, WA 98020

At the time such executed documents are delivered, the Investor also must pay the full purchase price for the Shares subscribed for by either check or wire.

Checks should be made payable to “American Brewing Company, Inc.” and delivered to the above address:

If wiring the purchase price, please send to:

Key Bank
2424 Mildred Street W
University Place, WA 98466
ABA No. 125000574 Account No. 471153004638
Beneficiary Name: American Brewing Company, Inc.

In each case, with the name, address and social security number or taxpayer identification number of the individual or entity making payment.

In the event that the Company, in its sole discretion, rejects an Investor’s subscription, it will return the Investor’s funds.  Upon acceptance of an Investor’s subscription, and payment of the Investor’s funds to the Company in a Closing, the Investor will become a holder of the Shares, entitled to all of the rights and privileges thereof, and the Company will promptly thereafter provide the Investor with an executed stock certificate representing the Shares.

A prospective Investor may be represented in making an investment in the Shares by a “Purchaser Representative,” as that term is defined in Rule 501(h) of Regulation D, in which case a Purchaser Representative’s Questionnaire must also be fully executed and completed by such Purchaser Representative.  Any Purchaser Representative so retained must comply with the requirements of Rule 501(h).

ADDITIONAL INFORMATION

Each prospective Investor will be given an opportunity to ask questions of and receive answers from the Company and its officers and directors concerning the terms and conditions of this Offering and to obtain any additional information, including financial statements, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in

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this Memorandum or deemed by the recipient necessary to make an informed investment decision.  The execution of a confidentiality agreement may be required in connection with some requests.  Questions regarding this Memorandum or written requests for additional information to verify or supplement the information contained in this Memorandum should be directed to Neil Fallon, Telephone: (425) 774-1717.  No other person has been authorized to give information or to make representations concerning this Offering, and if given or made, such other information or representations must not be relied upon as having been authorized by the Company.

GENERAL INSTRUCTIONS FOR INVESTORS

Individual Purchasers.  Any person over twenty-one years of age, regardless of citizenship or marital status, may purchase Shares in his or her own right.  A minor may only purchase Shares through a qualified legal guardian.  A person who is single, separated, divorced or a surviving spouse may purchase as an individual and need only complete the documents for himself or herself.  (Married persons living in community property states should understand that even if they purchase as individuals, the Shares purchased may be considered community property, i.e. all property acquired by a husband and wife during their marriage is presumed to belong equally to each of the marriage partners.)

Married Couples.  A married person may purchase as an individual or as co-owner with his or her spouse.  An individual purchaser should complete these forms only for himself or herself.  A married couple purchasing as joint owners should provide information for both spouses, and both spouses must sign all applicable documents.

Joint Tenants Or Co-Tenants (other than Married Couples).  Two or more friends, relatives, business associates or others may purchase as joint tenants or co-tenants.  Each joint tenant or co-tenant must qualify individually as being suitable for this investment, must complete a separate Investor Suitability Questionnaire, and each must sign all applicable documents.

Corporations.  A corporate Investor must provide a copy of its corporate charter and bylaws.  A corporate resolution authorizing an investment in the Company must also be provided.

Limited Liability Companies (LLCS).  A limited liability company Investor must provide a copy of its organizational document and operating agreement.  A resolution authorizing an investment in the Company must also be provided.

Partnerships.  A partnership must provide a copy of its partnership agreement.  A general partner must complete and sign all subscription documents on behalf of the partnership.

Trusts.  A trust Investor must provide a copy of its trust agreement.

Note: For trust Investors that are not the taxpaying entities, information should be provided for the trust and not for any individuals.  A trustee must sign for the trust in a manner similar to the following: ― ABC Trust, DTD July 1, 1997, Mary Roe, Trustee.  The taxpayer identification number should be provided by each person or entity that will be the taxpayer for this investment.  If the trust is not the taxpayer for this investment, do not use the trust’s taxpayer number.

For trust Investors that are the taxpaying entities, information should be provided for the trust and not for any individuals.  A trustee must sign for the trust in a manner similar to the following: ― ABC Trust, DTD July 1, 2012, Mary Roe, Trustee.  The trust’s taxpayer identification number must be provided.

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EXHIBIT A

The shares of common stock subscribed for herein have not been registered under the securities act of 1933, as amended, (the "act") or any state securities laws, and are being sold in reliance upon exemption from the registration requirements of the Act and state securities laws.  The shares subscribed for may not be sold, offered for sale, pledged, hypothecated, or otherwise transferred in the absence of (a) an effective registration statement under the act and any applicable state securities laws, or (b) an opinion of counsel acceptable to counsel for the issuer that such registration is not required and that the proposed transfer may be made without violation of the act and any applicable state securities law.

THE ACQUISITION OF THE SECURITIES OFFERED HEREBY INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

THIS SUBSCRIPTION FORM IS FOR USE BY UNITED STATES ACCREDITED INVESTORS ONLY.  THE SHARES MAY BE SOLD IN JURISDICTIONS WHERE THEY MAY BE LAWFULLY SOLD.

SUBSCRIPTION AGREEMENT

American Brewing Company, Inc.
180 West Dayton Street
Warehouse 102
Edmonds, WA 98020

American Brewing Company, Inc., a Washington corporation (the "Company"), is offering pursuant to the Confidential Private Placement Memorandum, a copy of which having been provided to the undersigned, through Spencer Edwards, Inc., a FINRA Member Broker-Dealer (“the Underwriter”), 6851 South Holly Circle, Suite 200, Centennial, Colorado, 80112, up to Two Million (2,000,000) shares of its Common Stock at $0.50 per share, for a total maximum sale proceeds of One Million Dollars ($1,000,000).  The individual or aggregate minimum purchase amount is $10,000 (20,000 Shares).  The Company desires to sell  shares of the Company’s Common Stock, (the “Shares”), par value $0.001, to the undersigned for an aggregate purchase price of $ ($0.50 per share).  The undersigned (the "Subscriber") desires to purchase the Shares for the purchase price, which is set forth on the signature page of this Subscription Agreement (the "Agreement").  Accordingly, the Company and Subscriber agree as follows:

1.           Sale and Purchase.  Subject to the terms and conditions set forth in this Agreement, Subscriber hereby tenders the amount set forth on the signature page of this Agreement for the purchase of the number of Shares set forth on said signature page.

2.           Representations, Warranties, and Agreements of Subscriber.  In connection with this subscription, Subscriber hereby makes the following representations, warranties, and agreements and confirms the following understandings, each of which are made or confirmed, as the case may be, with respect to the Shares subscribed for herein:

(a)           Investment Purpose.  Subscriber is acquiring Shares for Subscriber's own account and for investment purposes only and not with a view to or for sale in connection with any distribution of the shares.

(b)           Review and Evaluation of Information Regarding the Company.

(i)           Subscriber is familiar with the Company’s financial condition and proposed operations.  Without limiting the foregoing, the Subscriber acknowledges that the undersigned has reviewed the corporate documents regarding the Company and the terms of this Offering.

(ii)           In addition to the foregoing, Subscriber acknowledges that Subscriber has conducted, or has been afforded the opportunity to conduct, an investigation of the Company and has been offered the opportunity to ask representatives of the Company questions about the Company’s financial condition and proposed business and that Subscriber has obtained such available information as Subscriber has requested, to the extent Subscriber has deemed necessary, to permit Subscriber to fully evaluate the merits and risks of an investment in the Company.  Representatives of the Company have answered all inquiries that Subscriber has put to them concerning the Company and its activities, and the offering and issuance of the Shares.

(c)           Risks.  Subscriber recognizes that the purchase of Shares involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) Subscriber may not be able to liquidate the investment in the event of an emergency; (ii) transferability is limited; and (iii) in the event of a disposition, Subscriber could sustain a complete loss of his or her entire investment.

(d)           Risk of Loss.  The Subscriber represents and warrants that the Subscriber: (a) is able to bear the loss of the Subscriber’s entire investment without any material adverse effect on the Subscriber’s economic stability; (b) understands that an investment in the Company involves substantial risks; and (c) has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the investment to be made by the Subscriber pursuant to this Agreement.

(e)           Accredited Investor Status.  Subscriber represents that Subscriber is an “accredited investor,” as the term is defined by the Securities and Exchange Commission, pursuant to one or more of the following categories (please mark applicable categories):

(1)	☐	a bank, insurance company, registered investment company, business development company, or small business investment company;

(2)	☐
an employee benefit plan, within the meaning of the Employee Retirement Income Security Act, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5 million;

(3)	☐	a charitable organization, corporation, or partnership with assets exceeding $5 million;

(4)	☐	a director, executive officer, or general partner of the company selling the securities;

(5)	☐	a business in which all the equity owners are accredited investors;

(6)	☐
a natural person who has individual net worth, or joint net worth with the person’s spouse, that exceeds $1 million at the time of the purchase, excluding the value of the primary residence of such person;

(7)	☐
a natural person with income exceeding $200,000 in each of the two most recent years or joint income with a spouse exceeding $300,000 for those years and a reasonable expectation of the same income level in the current year; or

(8)	☐
a trust with total assets in excess of $5 million, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated person” as described in Section 230.506(b)(2)(ii) of Regulation D.

(f)           Subscriber's Financial Experience.  Subscriber is an accredited investor who is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of an investment in the Company.

(g)           Suitability of Investment. Subscriber has evaluated the merits and risks of Subscriber's proposed investment in the Company, including those risks particular to Subscriber's situation, and has determined that this investment is suitable for Subscriber.  Subscriber has adequate financial resources for an investment of this character, and at this time Subscriber can bear a complete loss of Subscriber's investment. Further, Subscriber will continue to have, after making an investment in the Company, adequate means of providing for Subscriber's current needs, the needs of those dependent on Subscriber, and possible personal contingencies.  Subscriber specifically represents that he has a net worth at least twenty times greater than the investment made herein.

(h)           Absence of Official Evaluation.  Subscriber understands that no Provincial Agency or the United States Securities and Exchange Commission has made any finding or determination as to the fairness of the terms of an investment in the Company, or any recommendation for or endorsement of the Shares offered hereby.

(i)           Restricted Securities.  The Subscriber understands that the Shares are illiquid and are characterized as “restricted securities” under the federal securities laws inasmuch as the Shares are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may only be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”) in certain limited circumstances.  In this regard, the Subscriber represents that he/she/it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.  Without in any way limiting the representations set forth above, the Subscriber agrees not to make any disposition of all or any portion of the Shares unless there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or the Subscriber shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, if reasonably requested by the Company, the Subscriber shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Shares under the Securities Act.

(j)           Additional Financing.  Subscriber further acknowledges that nothing hereunder shall preclude the Company from seeking and/or procuring additional equity and/or debt financing.

(k)           Nonreliance.  Subscriber is not relying on the Company or any representation contained herein or in the documents referred to herein with respect to the tax and economic effect of Subscriber's investment in the Company.

(l)           Acceptance.  Subscriber acknowledges that the Company shall, in its sole discretion, have the right to accept or reject this subscription, in whole or in part, for any reason or for no reason.  If Subscriber’s subscription is accepted by the Company, Subscriber shall, and Subscriber hereby elects to, execute any and all further documents necessary in the opinion of the Company to complete his subscription and become a shareholder of the Company.

(m)           Authority to Enter into Agreement.  Subscriber has the full right, power, and authority to execute and deliver this Agreement and perform Subscriber's obligations hereunder.

(n)           Prohibitions on Cancellation, Termination, Revocation, Transferability, and Assignment.  Subscriber hereby acknowledges and agrees that, except as may be specifically provided herein or by applicable law, Subscriber is not entitled to cancel, terminate, or revoke this Agreement, and this Agreement shall survive Subscriber's death or disability or any assignment of Shares.  Subscriber further agrees that Subscriber may not transfer or assign Subscriber's rights under this Agreement, and Subscriber understands that, if Subscriber's subscription is accepted, the transferability of Shares will be restricted.

(o)           Obligation.  This Agreement constitutes a valid and legally binding obligation of Subscriber and neither the execution of this Agreement nor the consummation of the transactions contemplated herein will constitute a violation of or default under, or conflict with, any judgment, decree, statute or regulation of any governmental authority applicable to Subscriber, or any contract, commitment, agreement, or restriction of any kind to which Subscriber is a party or by which Subscriber's assets are bound.  The execution and delivery of this Agreement does not, and the consummation of the transactions described herein will not, violate applicable laws, or any mortgage, lien, agreement, indenture, lease or understanding (whether oral or written) of any kind outstanding relative to Subscriber.

(p)           Required Approvals.  No approval, authorization, consent, order, or other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Agreement by Subscriber or the purchase of the Shares.

(q)           No Solicitation.  The Subscriber represents and warrants that the Subscriber was not solicited to purchase the Shares by any means of general solicitation, including but not limited to the following:  (a) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio; or (b) any meeting where attendees were invited by any general solicitation or general advertising.

3.           Representations, Warranties and Agreements of the Company.  In connection with this subscription, the Company makes the following representations, warranties and agreements and confirms the following understandings:

(a)           Company's Good Standing.  The Company is a corporation organized and validly existing under the laws of the State of Washington, and it has all corporate authority and power to conduct its business and to own its properties.

(b)           Corporate Authority.  The issuance of the Shares to the Subscriber has been duly authorized by all necessary corporate action on the part of the Company.

(c)           Corporate Records.  The corporate records of the Company are complete and accurate and all corporate proceedings and actions reflected therein have been conducted or taken in compliance with all applicable laws and with the Certificate of Incorporation and Bylaws of the Company.

(d)           Litigation. Neither the Company, nor any of its affiliates or its executive officers or directors (in their capacity as executive officers or directors), is a party to any pending or, to the best knowledge of the Company, threatened, or unasserted but considered by it to be probable of assertion, claim, action, suit, investigation, arbitration or proceeding, or is subject to any order, judgment or decree that is reasonably expected by management of the Company to have, either individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings or results of operations of the Company. The Company is not, as of the date hereof, a party to or subject to any enforcement action instituted by, or any agreement or memorandum of understanding with any federal or state regulatory authority restricting its operations or requiring that actions be taken, and no such regulatory authority has threatened any such action, memorandum or order against the Company and the Company has not received any report of examination from any federal or state regulatory agency which requires that the Company address any problem or take any action which has not already been addressed or taken in a manner satisfactory to the regulatory agency.

(e)           Valid and Binding Obligation.  This Agreement and the transactions contemplated herein have been duly and validly authorized by all requisite corporate action of the Company.  The Company has full right, power and capacity to execute, deliver and perform its obligations under this Agreement.  No governmental license, permit or authorization and no registration or filings with any court, governmental authority or regulatory agency is required in connection with the Company's execution, delivery and/or performance of this Agreement, other than any filings required by applicable federal and state securities laws.  The execution, delivery and performance of this Agreement, the consummation of the transactions herein contemplated and the compliance with the terms of this Agreement by the Company will not violate or conflict with any provision of the Articles of Incorporation, as amended or By-laws of the Company, or any agreement, instrument, law or regulation to which the Company is a party or by which the Company may be bound.  This Agreement, upon execution and delivery by the Company, will represent the valid and binding obligation of the Company enforceable in accordance with its terms.

(f)           Taxes.  The Company has paid all taxes which are due and payable within the time required by applicable law, and has paid all assessments and reassessments it has received with respect to taxes.  There are no claims, actions, suits, audits, proceedings, investigations or other action pending or threatened in writing against the Company with respect to taxes.  The Company has filed or caused to be filed with the appropriate governmental entities, within the times and in the manner prescribed by applicable law, all federal and local foreign tax returns which are required to be filed by or with respect to it.

(g)           Restricted Shares.  The Shares will be restricted indefinitely, unless the Company takes the necessary steps to become a publicly traded entity, at which time the restriction may only be lifted pursuant to an effective registration statement or an exemption to the registration requirements.  The Subscriber acknowledges that the certificates representing the Shares will bear the following legend:

“NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITEIS ACT OF 1933, AS AMENDED, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

Subscribers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

(g)           Voting Trusts and Shareholder Agreements.  There are no voting trusts or shareholder agreements between any of the principals, employees or directors of the Company or among any shareholders representing, in the aggregate, voting control of the Company.

(h)           Other Material Agreements.  There are no internal or other agreements with third parties that are material in nature to the business of the Company which have not been disclosed herein.

4.           Survival of Representations, Warranties, Agreements and Acknowledgments. The representations, warranties, agreements, and acknowledgments of the Company and Subscriber shall survive the offering and purchase of Shares.

5.           Indemnification of the Company and Underwriter.  Subscriber agrees to indemnify and hold harmless the Company and the Underwriter against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, attorneys' fees reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty or breach or failure by Subscriber to comply with any covenant or agreement made by Subscriber herein or in any other document furnished by Subscriber in connection with this subscription.

6.           Miscellaneous.

(a)           Entire Agreement.  This Agreement constitutes all of the understandings and agreements existing between the parties hereto concerning the specific subject matter hereof and the rights and obligations created hereunder.  Moreover, this Agreement supersedes all prior agreements and communications, whether oral or written, and the parties have relied on no other material.

(b)           Amendment and Modification.  Subject to applicable law, this Agreement may be amended, modified or supplemented only by a written agreement signed by the Company and Subscriber.

(c)           Notices.  Any notice, demand, or other communication that any party hereto may be required, or may elect, to give to anyone interested hereunder shall be deemed given on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; on the date delivered by an overnight courier service; on the third business day after it is mailed if mailed by registered or certified mail, postage prepaid.

(d)           Agreement Binding.  This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

(e)           Governing Law, Forum.  This Agreement and the rights and obligations of the parties shall be interpreted under and governed exclusively by the laws of the State of Washington, without regard to its conflicts of laws principles.  Any and all matters of dispute of any nature whatsoever arising out of or in any way connected with this Agreement or in any way connected with the relationship of the parties to this Agreement, shall be subject to determination only by the State or Federal courts sitting in the State of Washington.  The parties hereto do hereby consent and submit to the venue and jurisdiction of the State or Federal Courts sitting in Washington as the sole and exclusive forum for such matters of dispute, and further agree that, in the event of any action or suit as to any matters of dispute between the parties, service of any process may be made upon the other party by mailing a copy of the summons and/or complaint to the other party and a party's refusal to accept any such notice shall be equivalent to service.  Without limiting the generality of the foregoing, the Company hereby specifically waives any claims of inconvenient forum (howsoever denominated) in agreeing to the forum and jurisdiction herein set forth.

(f)           Waiver of Compliance; Consents.                                                                Any failure of any party to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the performance of such obligation, covenant or agreement or who has the benefit of such condition, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition will not operate as a waiver of, or estoppel with respect to, any subsequent other failure.

Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent will be given in a manner consistent with the requirements for a waiver of compliance as set forth above.

(g)           Severability.  The invalidity, illegality, or unenforceability of any provision or provisions of this Agreement will not affect any other provision of this Agreement, which will remain in full force and effect, nor will the invalidity, illegality, or unenforceability of a portion of any provision of this Agreement affect the balance of such provision.  In the event that any one or more of the provisions contained in this Agreement or any portion thereof shall for any reason be held to be invalid, illegal, or unenforceable in any respect, this Agreement shall be reformed, construed, and enforced as if such invalid, illegal, or unenforceable provision had never been contained herein.

(h)           Attorney Fees.  In the event suit or action is brought by any party under this Agreement to enforce any of its terms, and in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorney fees to be fixed by the trial court and/or appellate court.

(i)           Counterparts.  This Agreement may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

(j)           Tax Liability.  Purchasing Shares under this Subscription Agreement could result in tax liability.  All Subscribers are responsible for any tax liability incurred pursuant to this Agreement, and each Subscriber should discuss any tax liability issues with his or her own attorney or tax specialist.

(k)           Further Assurances.  The Parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

The undersigned Subscriber recognizes that the sale of the Shares to the undersigned will be based upon the representations and warranties set forth hereinabove, information provided to the Underwriter and the Company and the statements made herein, and the undersigned hereby agrees to indemnify the Company and the Underwriter and their attorneys, agents, representatives and each of its managers and to hold them harmless from and against any and all loss, damage, liability or expense, including costs and reasonable attorney’s fees, to which they may be put or which they may incur by reason of, or in connection with, any misrepresentation made in this Subscription Agreement, any breach by the undersigned of my warranties and/or failure by me to fulfill any of my covenants or agreements set forth herein or arising out of the sale or distribution of any Shares by me in violation of the Securities Act of 1933, as amended, or any other applicable securities or “Blue Sky” laws.

The undersigned Subscriber (1) attests he, she or it is a bona fide resident of, or is domiciled in, the state listed as subscriber’s address below; (2) certifies that the information contained in this Subscription Agreement is complete, true and correct; (3) affirms that the subscriber’s income is derived in no part from illegal or criminal activities; and (4) states that the investment will not be used for any type of money laundering or other such activities in violation of any state or Federal regulation.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the  day of , 2013.  By executing this Subscription Agreement, the Subscriber certifies that the Subscriber and any beneficial subscriber for whom the Subscriber is acting is a resident of the jurisdiction shown in the “Address” section below.

Total Number of Shares:

Total Purchase Price:         $

(Name of Subscriber)	(Signature of Subscriber)

(Name of Subscriber)	(Signature of Subscriber)

(Address)	(Signature of Authorized Representative)

(Address)	(Print Name and Title of Authorized Representative)

(Telephone Number)

(E-mail Address)

(Social Security Number/ Federal Employer Identification Number)	(Date)

The Subscriber hereby tenders to AMERICAN BREWING COMPANY, INC. the amount above indicating the number of Shares subscribed for.  Checks should be made payable to “American Brewing Company, Inc.” Wire transfers are also acceptable and should be made using the following wire information:

Wire Recipient: American Brewing Company, Inc.
Recipient Address: 6728 37th ST Ct W, University Place, WA 98466
Bank Name: Key Bank
Account Number: 471153004638
Wiring Routing Number:  125000574
Bank Address: 2424 Mildred Street W, University Place, WA 98466

ACCEPTANCE OF SUBSCRIPTION

APPROVED AND ACCEPTED in accordance with the terms of this Subscription Agreement on this  day of , 2013.

AMERICAN BREWING COMPANY, INC.
A Washington Corporation

By:  /s/ Neil Fallon
       Neil Fallon, President

BROKER CERTIFICATION

I certify that I am the Broker (Account Representative) of Record with respect to the foregoing Subscription Agreement, that the Subscriber(s) has attested that he/she/it is an accredited investor and is otherwise qualified by adequate income, substantial net worth and sufficient liquidity, and that the investment in the Shares meets the subscribers stated investment objectives.

Print Broker of Record Name	Broker of Record Signature	Broker of Record
CRD No.

Print Firm Name	Broker-Dealer CRD No.

INVESTOR SUITABILITY QUESTIONNAIRE

The information contained herein is being furnished to you in order to assure you that the undersigned meets the standards imposed by Rule 506 promulgated under the Securities Act of 1933 (the “Securities Act”).  The undersigned understands that (i) you will rely upon the information contained herein for purposes of such determination, (ii) the securities will not be registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act and Rule 506, and (iii) this Questionnaire is not an offer to sell securities to the undersigned.

The undersigned further represents to you that (i) the information contained herein is complete and accurate and may be relied upon by you for the foregoing and related purposes, and (ii) the undersigned will notify you immediately of any material change in any of such information occurring prior to the purchase of such securities, if any purchase is made, by the undersigned.

THE UNDERSIGNED UNDERSTANDS AND AGREES THAT ALTHOUGH THIS QUESTIONNAIRE WILL BE KEPT STRICTLY CONFIDENTIAL, AMERICAN BREWING COMPANY, INC. MAY PRESENT THIS QUESTIONNAIRE TO SUCH PARTIES AS IT DEEMS ADVISABLE IF CALLED UPON TO ESTABLISH THE AVAILABILITY UNDER ANY FEDERAL OR STATE SECURITIES LAWS OF AN EXEMPTION FROM REGISTRATION OF THIS OFFERING.

THIS QUESTIONNAIRE IS NOT AN OFFER TO SELL SECURITIES BUT MERELY A REQUEST FOR INFORMATION PURSUANT TO REGULATION D AND RULE 506 OF THE SECURITIES AND EXCHANGE COMMISSION.

Section A

1.      Name(s)

2.      Home Address (Sole owner)

Home Telephone

3.      Business Address

Business Telephone

Occupation

4.      Additional Joint Tenant(s) or Tenant(s)-in-Common, please provide:

(a)      Name and Home Address

Business Address

Home Telephone                                                             Business Telephone

Occupation

(b)      Name and Home Address

Business Address

Home Telephone                                                             Business Telephone

Occupation

5.      Send Mail to:                                      ☐  Home                 ☐  Office                 ☐  Other (P.O. Box, etc.)

6.      If investing as joint tenants or tenants-in-common, indicate relationship between/among tenants:

Section B

ITEM I.  PLEASE INITIAL THE FOLLOWING LINE:

(Initial)	I understand that the representations contained in this Section B are made for the purpose of qualifying me as an Accredited Investor as that term is defined by the Securities and Exchange Commission for the purpose of inducing a sale of securities to me. I hereby represent that the statement or statements initialed below are true and correct in all respects. I understand that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

ITEM II. INDIVIDUAL INVESTORS MUST INITIAL ONE OR MORE OF THE FOLLOWING TWO STATEMENTS WHICH ARE TRUE:

(Initial)	A.	I certify that I am an Accredited Investor because I had individual income (exclusive of any income attributable to my spouse) of more than $200,000 in each of the most recent two years, or joint income with my spouse of more than $300,000 in each of those years, and I reasonably expect to reach the same income level for the current year. For purposes of this Questionnaire, individual or joint income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or property owned by a spouse): (i) the amount of any tax exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount for which income from long-term capital gains has been reduced in arriving to adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

(Initial)	B.	I certify that I am an Accredited Investor because I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1,000,000. For purposes of this paragraph, individual net worth means the excess of total assets at fair market value, excluding the value of a person’s principal residence but including personal property, over total liabilities, but excluding from such liabilities the amount of mortgage debt secured by any such principal residence, except to the extent that the amount of the mortgage debt exceeds the fair value of the residence.

ITEM III. PARTNERSHIPS, CORPORATIONS, LIMITED LIABILITY COMPANIES (LLCS) OR OTHER ENTITIES THAT ARE NOT TRUSTS MUST INITIAL AT LEAST ONE OF THE FOLLOWING STATEMENTS:

(Initial)	A.	On behalf of the investor, I hereby certify that the investor has a net worth of at least $5,000,000. On behalf of the investor, I also certify that the investor was not formed for the specific purpose of investing in the Company.

(Initial)	B.	On behalf of the investor, I hereby certify that all of the beneficial owners of equity in the investor qualify as accredited individual investors under either Item II.A or II.B above. Investors attempting to qualify under this Section must also initial Item II.A or II.B above and may be required to furnish additional information

ITEM IV. TRUSTS MUST INITIAL AT LEAST ONE OF THE FOLLOWING STATEMENTS:

(Initial)	A.	On behalf of the investor, I hereby certify that the investor is a trust with total assets in excess of $5,000,000 not formed for the specific purpose of investing in the Company, whose purchase is directed by sophisticated person having such knowledge and experience in financial matters that he/she/it is capable of evaluating the merits and risks of an investment in the Company.

(Initial)	B.	On behalf of the investor, I hereby certify that all of the beneficial owners of equity in the investor qualify as accredited individual investors under either Item II.A or II.B above. Investors attempting to qualify under this Section must also initial Item II.A or II.B above and may be required to furnish additional information.

Section C

ALL INVESTORS MUST COMPLETE THIS SECTION

The following information is to be provided by prospective purchasers who are individuals, or by the person making the investment decision on behalf of corporation, partnership, trust or other entity, or by the persons making the investment decision on behalf of individuals investing as joint tenants.

1.      Business or professional education:

Dates of Attendance	Field of Study	School Attended	Degree

2.	Current and prior employment, positions or occupations: (Please set forth employment history during at least the past five years.)

Employer	Title	Principal Responsibilities	Dates of Employment

3.	Details of any training or experience in financial, business or tax matters not disclosed in Items 1 and 2 immediately above:

4.	Prior investments of purchaser:(Please itemize each investment separately.)

Type of Prior Investment (stocks, bonds mutual funds, LLPs, LLCs, etc.)	Year of Investment	Amount Invested

5.           I have made the following additional investments which may reflect my knowledge and experience in financial and business matters and in tax-oriented investments:

6.	I have previously purchased securities which were sold in reliance on the private offering exemption from registration under the Securities Act of 1933, as amended, or other similar state exemptions:

☐  Yes             ☐  No

7.
I have such knowledge and experience in financial, tax and business matters that I am capable of utilizing the information made available to me in connection with offering of the Shares, of evaluating the merits and risks of an investment in the Shares, and of making an informed investment decision with respect to the Shares.

_________   Initial(s) Here

Section D

ALL INVESTORS REPRESENT THAT:

(a)	the information contained herein is complete and accurate and may be relied upon; and

(b)	I will notify you immediately of any material change in any of such information occurring prior to the acceptance of my subscription.

IN WITNESS WHEREOF, the undersigned has initialed the foregoing statements and executed this questionnaire this                  day of                       , 2013.

FOR INDIVIDUALS, IRA’S, AND PENSION PLANS:

Signature	Signature

Print Name	Print Name

FOR JOINT TENANTS AND TENANTS IN COMMON:
(All Parties Must Sign):

Signature	Signature

Print Name	Print Name

FOR TRUSTS, CORPORATIONS AND PARTNERSHIPS:

Print Name of Entity

By:
(Print Name and Title of Authorized Person(s))

Signature(s)

EXHIBIT B

SELECTED FINANCIAL STATEMENTS

AMERICAN BREWING COMPANY, INC.

Financial Statements
Six Months Ended June 30, 2013 and 2012 (Unaudited) and Years Ended December 31, 2012 and 2011

Hartley Moore Accountancy Corporation

11801 Pierce Street
Suite 256
Riverside, CA 92505

2400 East Katella
Suite 800
Anaheim, CA 92806

(951) 710-3224
www.hmcpa.co

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Shareholders of
American Brewing Company, Inc.,

We have audited the accompanying balance sheets of American Brewing Company, Inc. (the Company) as of December 31, 2012 and 2011, and the related statements of operations, stockholders’ (deficit) equity, and cash flows for each of the two years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Brewing Company, Inc. as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the two years in the period ended December 31, 2012 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note B to the financial statements, the Company had an accumulated deficit at December 31, 2012 and 2011, recurring net losses, and a working capital deficit at December 31, 2012 and 2011, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans concerning these matters are also described in Note B.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Hartley Moore Accountancy Corporation

Anaheim, California
September 20, 2013

AMERICAN BREWING COMPANY, INC.

BALANCE SHEETS

	(Unaudited)	December 31,
	June 30, 2013	2012	2011
ASSETS
Current Assets:
Cash and cash equivalents	$43,521	$47,311	$15,339
Accounts receivable, net of allowance for doubtful accounts of $0, $0 and $0, respectively	66,085	69,201	5,239
Inventories	8,021	8,064	5,780
Total current assets	117,627	124,576	26,358
Property and equipment, net	461,114	474,232	446,304
Other assets	14,274	9,680	9,468
Total assets	$593,015	$608,488	$482,130

LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current Liabilities:
Accounts payable	$11,156	$19,357	$21,585
Current portion of notes payable and capital leases	48,120	73,651	114,131
Due to related parties	-	-	1,756
Accrued expenses and other current liabilities	505,165	456,023	230,447
Total current liabilities	564,441	549,031	367,919
Note payable and capital leases, less current portion	174,401	104,485	36,042
Total liabilities	738,842	653,516	403,961
Stockholders’ (Deficit) Equity:
Voting Common Stock, no par value; 100,000 shares authorized; 0, 1,115 and 1,115 shares issued and outstanding, respectively	-	83,625	83,625
Nonvoting Common Stock, no par value; 100,000 shares authorized; 0, 9,700, and 9,495 shares issued and outstanding, respectively	-	416,375	366,375
Preferred Stock, $0.001 par value: 1,000,000 shares authorized, 250,000, 0 and 0 shares issued and outstanding, respectively	250	-	-
Common Stock, $0.001 par value; 50,000,000 shares authorized; 8,000,000, 0 and 0 shares issued and outstanding, respectively	8,000	-	-
Additional paid-in capital	491,750	-	-
Accumulated deficit	645,827)	545,028)	371,831)
Total stockholders’ (deficit) equity	145,827)	45,028)	78,169
Total liabilities and stockholders’ (deficit) equity	$593,015	$608,488	$482,130

The accompanying notes are an integral part of these financial statements

AMERICAN BREWING COMPANY, INC.

STATEMENTS OF OPERATIONS

	(Unaudited)
	June 30,		December 31,
	2013	2012	2012	2011

Revenue	$484,266	$406,432	$863,181	$406,861
Less excise taxes	9,858	3,646	13,345	4,142
Net revenue	474,408	402,786	849,836	402,719
Cost of goods sold	209,216	99,824	253,542	125,954
Gross profit	265,192	302,962	596,294	276,765
Operating expenses:
Advertising, promotional and selling	161,183	158,153	323,922	176,105
General and administrative	196,116	217,078	430,394	344,283
Total operating expenses	357,299	375,231	754,316	520,388
Operating loss	(92,107)	(72,269)	(158,022)	(243,623)
Other (expense) income, net:
Interest	(8,692)	(12,327)	(25,159)	(7,402)
Other	-	475	9,984	-
Total other (expense), net	(8,692)	(11,852)	(15,175)	(7,402)
Net loss	$(100,799)	$(84,121)	$(173,197)	$(251,025)

Net loss per share	$(0.01)	(0.01)	(0.02)	(0.03)

Weighted-average number of shares	8,000,000	7,991,209	7,995,628	7,374,795

The accompanying notes are an integral part of these financial statements.

AMERICAN BREWING COMPANY, INC.

STATEMENTS OF STOCKHOLDERS’ (DEFICIT) EQUITY
FOR THE PERIOD JUNE 30, 2013 (UNAUDITED) AND YEARS ENDED DECEMBER 31, 2012 AND 2011

	Voting Common Stock		Nonvoting Common Stock		Preferred Stock		Common Stock
	100,000 Shares		100,000 Shares		1,000,000 Shares		50,000,000 Shares
	Authorized,		Authorized,		Authorized,		Authorized,
	No Par Value		No Par Value		$0.001 Par Value		$0.001 Par Value		Additional
	Number		Number		Number		Number		Paid-in	Accumulated
	of Shares	Amount	of Shares	Amount	of Shares	Amount	of Shares	Amount	Capital	Deficit

Balance at January 1, 2011	1,000	$75,000	9,000	$300,000	-	-	-	-	-	$(120,806)
Conversion of Debt to Stock	115	8,625	495	66,375	-	-	-	-	-	-
Net Loss	-	-	-	-	-	-	-	-	-	(251,025)
Balance at December 31, 2011	1,115	83,625	9,495	366,375	-	-	-	-	-	(371,831)
Stock Issued for Cash	-	-	205	50,000						-
Net Loss	-	-	-	-						(173,197)
Balance at December 31, 2012	1,115	83,625	9,700	416,375	-	-	-	-	-	(545,028)
Reorganization	(1,115)	(83,625)	(9,700)	(416,375)	(250,000)	250	8,000,000	8,000	491,750	-
Net Loss	-	-	-	-	-	-	-	-	-	(100,799)
Balance at June 30, 2013	-	-	-	-	250,000	$250	8,000,000	$8,000	$491,750	$(645,827)

The accompanying notes are an integral part of these financial statements.

AMERICAN BREWING COMPANY, INC.

STATEMENTS OF CASH FLOWS

	(Unaudited)
	June 30,		December 31,
	2013	2012	2012	2011
Cash flows from operating activities:
Net loss	$(100,799)	$(84,121)	$(173,197)	$(251,025)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	51,240	43,064	92,034	64,729
(Gain) loss on the disposition of property and equipment	-	(475)	(9,984)	-
Changes in operating assets and liabilities:
Accounts receivable	3,116	(21,937)	(63,962)	(5,239)
Inventories	43	(4,220)	(2,284)	(5,780)
Other assets	(4,594)	(1,091)	(212)	(8,000)
Accounts payable	(8,201)	(19,907)	(2,228)	21,585
Due to related parties	-	(1,756)	(1,756)	1,756
Accrued expenses	49,142	97,765	225,576	190,447

Net cash (used in) provided by operating activities	(10,053)	7,322	63,987	8,473

Cash flows from investing activities:
Purchases of property and equipment	(9,927)	(34,355)	(77,104)	(195,752)
Proceeds from disposal of property and equipment	-	1,920	19,670	-

Net cash used in investing activities	$(9,927)	$(32,435)	$57,434	$(195,752)

The accompanying notes are an integral part of these financial statements.

AMERICAN BREWING COMPANY, INC.

STATEMENTS OF CASH FLOWS (Continued)

	(Unaudited)
	June 30,		December 31,
	2013	2012	2012	2011

Cash flows from financing activities:
Proceeds from note payable and related party notes	$55,700	$15,000	$39,540	$160,490
Issuance of stock for cash	-	50,000	50,000	-
Repayment of notes payable and capital lease payments	(39,510)	(26,693)	(64,121)	(29,192)

Net cash provided by financing activities	16,190	38,307	25,419	131,298

Change in cash and cash equivalents	(3,790)	13,194	31,972	(55,981)
Cash and cash equivalents at beginning of period	47,311	15,339	15,339	71,320

Cash and cash equivalents at end of period	43,521	28,533	47,311	15,339

Supplemental disclosure of cash flow information:
Interest paid	2,639	3,253	7,088	2,388

Noncash transactions:
Capitalization of property and equipment from notes payable or capital leases	28,195	52,544	52,544	67,455
Conversion of note payable to voting and nonvoting common stock	-	-	-	75,000

The accompanying notes are an integral part of these financial statements.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE A – Organization and Basis of Presentation

American Brewing Company, Inc. (the “Company”) is engaged in the business of selling alcohol beverages throughout Western Washington state and in selected domestic markets. The Company produces beer under trade names including, among others, Breakaway IPA, Flying Monkey Pale Ale, Caboose Oatmeal Stout, American Blonde, Piper’s Scotch Ale, Brave American Brown Ale and Winter Classic.

In June 2013, pursuant to a unanimous written consent of voting shareholders’ and Board of Directors of the Company, the Company reorganized by way of a recapitalization of its capital structure on a tax free basis. In connection with the reorganization, the voting and nonvoting stock was exchanged for an aggregate of 8,000,000 shares of Common Stock and 250,000 shares of Preferred Stock, respectively.

NOTE B – Summary of Significant Accounting Policies

This summary of significant accounting policies is presented to assist the reader in understanding and evaluating the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

The interim unaudited condensed financial statements as of June 30, 2013 and 2012 have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information on the same basis as the annual financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company's financial position, results of operations and cash flows for the periods shown. The results of operations for such periods are not necessarily indicative of the results expected for a full year or for any future period. They do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. Therefore, these condensed financial statements should be read in conjunction with the Company's audited financial statements and notes thereto for the year ended December 31, 2012 included here within.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE B – Summary of Significant Accounting Policies (Continued)

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The more significant estimates and assumptions made by management include allowance for doubtful accounts, provision for excess or expired inventory, depreciation of property and equipment, refundable keg deposits and fair market value of equity instruments issued for good or services. The current economic environment has increased the degree and uncertainty inherent in these estimates and assumptions.

Cash and Cash Equivalents

Cash and cash equivalents at June 30, 2013, December 31, 2012 and 2011, included cash on-hand. Cash equivalents are considered all accounts with a maturity date within 90 days.

Accounts Receivable and Allowance for Doubtful Accounts

The Company’s accounts receivable primarily consist of trade receivables. The Company records an allowance for doubtful accounts that is based on historical trends, customer knowledge, any known disputes, and the aging of the accounts receivable balances combined with management’s estimate of future potential recoverability. Receivables are written off against the allowance after all attempts to collect a receivable have failed. The Company believes its allowance for doubtful accounts as of June 30, 2013, December 31, 2012 and 2011 are adequate, but actual write-offs could exceed the recorded allowance. During the six month periods ended June 30, 2013 and 2012, and for the years ended December 31, 2012 and 2011, there were no accounts written-off.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash equivalents and trade receivables. The Company places its cash equivalents with high credit quality financial institutions.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE B – Summary of Significant Accounting Policies (Continued)

Concentrations of Credit Risk (Continued)

The Company sells primarily to independent beer distributors across Western Washington State as well as self distributing to local businesses. Sales outside of Washington State are insignificant. Receivables arising from these sales are not collateralized; however, credit risk is minimized by continuing to diversify the Company’s customer base. The Company establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information. There were no individual customer accounts receivable balances outstanding at June 30, 2013 and December 31, 2012 that were in excess of 10% of the gross accounts receivable balance. As of December 31, 2011, one customer made up most of the outstanding accounts receivable. For the six months period ended June 30, 2013 and 2012, three and two customers represented approximately 54% and 33% of revenue, respectively. For the years ended December 31, 2012 and 2011, three customers and one customer represented approximately 38% and 17% of total revenue, respectively. For the six months period ended June 30, 2013 and 2012, two suppliers of grain represented approximately 95% and 96% of cost of goods sold, respectively. For the years ended December 2012 and 2011, two suppliers of grain represented approximately 99% and 71% of the cost of goods sold, respectively.

Financial Instruments and Fair Value of Financial Instruments

The Company applies the provisions of accounting guidance, FASB Topic ASC 825, Financial Instruments, that requires all entities to disclose the fair value of financial instruments, both assets and liabilities recognized and not recognized on the balance sheet, for which it is practicable to estimate fair value, and defines fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties.  As of June 30, 2013, December 31, 2012 and 2011, the fair value of cash, accounts payable, accrued expenses, notes payable, and capital leases obligations approximated carrying value due to the short maturity of the instruments, quoted market prices or interest rates which fluctuate with market rates.

The Company defines fair value as the price that would be received to sell an asset or be paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company applies the following fair value hierarchy, which prioritizes the inputs used to measure fair value into three levels and bases the categorization within the hierarchy upon the lowest level of input that is available and significant to the fair value measurement. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).
NOTE B – Summary of Significant Accounting Policies (Continued)

Financial Instruments and Fair Value of Financial Instruments (Continued)

•	Level 1 — Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date.

•
Level 2 — Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. If the asset or liability has a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•	Level 3 — Level 3 inputs are unobservable inputs for the asset or liability in which there is little, if any, market activity for the asset or liability at the measurement date.

The carrying value of financial assets and liabilities recorded at fair value is measured on a recurring or nonrecurring basis. Financial assets and liabilities measured on a non-recurring basis are those that are adjusted to fair value when a significant event occurs.  The Company had no financial assets or liabilities carried and measured on a nonrecurring basis during the reporting periods. Financial assets and liabilities measured on a recurring basis are those that are adjusted to fair value each time a financial statement is prepared.

Accounting for Derivatives Liabilities

The Company evaluates stock options, stock warrants or other contracts to determine if those contracts or embedded components of those contracts qualify as derivatives to be separately accounted for under the relevant sections of ASC Topic 815-40, Derivative Instruments and Hedging: Contracts in Entity’s Own Equity. The result of this accounting treatment could be that the fair value of a financial instrument is classified as a derivative instrument and is marked-to-market at each balance sheet date and recorded as a liability. In the event that the fair value is recorded as a liability, the change in fair value is recorded in the statement of operations as other income or other expense. Upon conversion or exercise of a derivative instrument, the instrument is marked to fair value at the conversion date and then that fair value is reclassified to equity. Financial instruments that are initially classified as equity that become subject to reclassification under ASC Topic 815-40 are reclassified to a liability account at the fair value of the instrument on the reclassification date. The Company determined that none of the company’s financial instruments meet the criteria for derivative accounting as of June 30, 2013, December 31, 2012 and 2011.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE B – Summary of Significant Accounting Policies (Continued)

Share-Based Compensation

The Company accounts for share-based compensation under the fair value recognition provisions of ASC Topic 718, Stock Compensation .

There were no grants of employee options during the six months period ended June 30, 2013 and years ended December 31, 2012 and 2011.

Equity Instruments Issued to Non-Employees for Acquiring Goods or Services

Issuances of the Company’s common stock or warrants for acquiring goods or services are measured at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The measurement date for the fair value of the equity instruments issued to consultants or vendors is determined at the earlier of (i) the date at which a commitment for performance to earn the equity instruments is reached (a “performance commitment” which would include a penalty considered to be of a magnitude that is a sufficiently large disincentive for nonperformance) or (ii) the date at which performance is complete. When it is appropriate for the Company to recognize the cost of a transaction during financial reporting periods prior to the measurement date, for purposes of recognition of costs during those periods, the equity instrument is measured at the then-current fair values at each of those interim financial reporting dates.

Inventories and Provision for Excess or Expired Inventory

Inventories consist of raw materials, work in process and finished goods. Raw materials, which principally consist of hops, other brewing materials and packaging, are stated at the lower of cost (first-in, first-out basis) or market value. The cost elements of work in process and finished goods inventory consist of raw materials and direct labor.

The provisions for excess or expired inventory are based on management’s estimates of forecasted usage of inventories on hand and under contract. A significant change in the timing or level of demand for certain products as compared to forecasted amounts may result in recording additional provisions for excess or expired inventory in the future. Provisions for excess inventory are included in cost of goods sold and have historically been immaterial but adequate to provide for losses on its raw materials.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE B – Summary of Significant Accounting Policies (Continued)

Inventories and Provision for Excess or Expired Inventory (Continued)

The computation of the excess hops inventory requires management to make certain assumptions regarding future sales growth, product mix, new products, cancellation costs, and supply, among others. The Company manages inventory levels and potential purchase commitments in an effort to maximize utilization of hops on hand and hops under commitment. The Company’s accounting policy for hops inventory and potential purchase commitments is to recognize a loss by establishing a reserve to the extent inventory levels and commitments exceed management’s expected future usage. To date, the amount has been immaterial.

The Company used the ‘just in time’ method to process orders. As a result, the Company had minimal inventory on hand and did not recognize any provision for excess or expired inventory.

Property and Equipment

Property and equipment are stated at cost. Expenditures for repairs and maintenance are expensed as incurred. Major renewals and betterments that extend the life of the property are capitalized. Depreciation is computed using the straight-line method based upon the estimated useful lives of the underlying assets as follows:

Kegs	5 years

Machinery and equipment	7 years

Office equipment and furniture, and vehicles	5 years

Leasehold improvements	Lesser of the remaining term of the lease or estimated useful life of the asset

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE B – Summary of Significant Accounting Policies (Continued)

Long-lived Assets

The Company’s long-lived assets consisted of property and equipment and are reviewed for impairment in accordance with the guidance of the FASB Topic ASC 360, Property, Plant, and Equipment,  and FASB ASC Topic 205, Presentation of Financial Statements.  The Company tests for impairment losses on long-lived assets used in operations whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.  Recoverability of an asset to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the asset.  If such asset is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the asset exceeds its fair value.  Impairment evaluations involve management’s estimates on asset useful lives and future cash flows.  Actual useful lives and cash flows could be different from those estimated by management which could have a material effect on our reporting results and financial positions.  Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third-party independent appraisals, as considered necessary. Through June 30, 2013, the Company had not experienced impairment losses on its long-lived assets.  However, there can be no assurances that demand for the Company’s products or services will continue, which could result in an impairment of long-lived assets in the future.

Refundable Deposits on Kegs

The Company distributes its draft beer in kegs to wholesalers. All kegs are leased or owned by the Company. Purchased kegs are reflected in the Company’s balance sheets in property and equipment at cost of approximately $133,000, $126,000 and $79,000 as of June 30, 2013, December 31, 2012 and 2011, respectively. Upon shipment of beer to wholesalers, the Company collects a refundable deposit on the kegs which are included in the accrued expenses in current liabilities in the Company’s balance sheets. Refundable keg deposits were approximately $70,000, $93,000 and $17,000 as of June 30, 2013, December 31, 2012 and 2011, respectively. Upon return of the kegs to the Company, the deposit is refunded to the wholesaler.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE B – Summary of Significant Accounting Policies (Continued)

Refundable Deposits on Kegs (Continued)

The Company has experienced some loss of kegs and anticipates that some loss will occur in future periods due to the significant volume of kegs handled by each wholesaler and retailer, the homogeneous nature of kegs owned by most brewers and the relatively small deposit collected for each keg when compared with its market value. The Company believes that this is an industry-wide issue and that the Company’s loss experience is not atypical. The Company believes that the loss of kegs, after considering the forfeiture of related deposits, has not been material to the financial statements. The Company uses internal records, records maintained by wholesalers, records maintained by other third party vendors and historical information to estimate the physical count of kegs held by wholesalers. These estimates affect the amount recorded as property, plant and equipment and current liabilities as of the date of the financial statements. The actual liability for refundable deposits could differ from these estimates.

Due to Related Parties

The Company received advances or had expenditures made on the Company’s behalf from shareholders for operating expenses and property and equipment purchases. The amounts received or expenditures do not bear interest or have a maturity date. During the six months period ended June 30, 2013, the Company did not receive any advances or have any expenditures made on the Company’s behalf. During 2012, the Company received approximately $8,300 and repaid approximately $10,500. During 2011, the Company received approximately $137,000 in cash, of which, the Company converted $75,000 into 115 shares of voting and 495 shares of nonvoting common stock, issued a note payable to shareholder for approximately $50,000, and repaid approximately $10,000.  The balance due to related parties was nil at June 30, 2013 and December 31, 2012, and approximately $1,756 at December 31, 2011.

Noncash Equity Transactions

Shares of equity instruments issued for noncash consideration are recorded at the estimated fair market value of the consideration received based on the estimated market value of services to be rendered, or at the estimated value of the goods received. During 2011, the Company converted approximately $75,000 due to related party into 115 shares of voting common stock and 495 shares of nonvoting stock.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE B – Summary of Significant Accounting Policies (Continued)

Revenue Recognition

The Company recognizes revenue on product sales at the time when the product is shipped and the following conditions are met: persuasive evidence of an arrangement exists, title has passed to the customer according to the shipping terms, the price is fixed and determinable, and collection of the sales proceeds is reasonably assured. If the conditions for revenue recognition are not met, the Company defers the revenue until all conditions are met. Sales taxes collected from customers and remitted to governmental authorities are accounted for on a net basis and therefore are excluded from revenues in the statements of operations. Revenue recognized was approximately $484,000, $406,000, $863,000 and $407,000 for the six month periods ended June 30, 2013 and 2012, and years ended December 31, 2012 and 2011, respectively.

Excise Taxes

The Company is responsible for compliance with the Alcohol and Tobacco Tax and Trade Bureau of the U.S. Treasury Department (the “TTB”) regulations which includes making timely and accurate excise tax payments. The Company is subject to periodic compliance audits by the TTB. Individual states also impose excise taxes on alcohol beverages in varying amounts. The Company calculates its excise tax expense based upon units produced and on its understanding of the applicable excise tax laws. Excise taxes were approximately $10,000, $4,000, $13,000 and $4,000 for the six month periods ended June 30, 2013 and 2012, and years ended December 31, 2012 and 2011, respectively.

Shipping and Handling Costs

Shipping and handling costs for all wholesale sales transactions are billed to the customer and are included in cost of goods sold for all periods presented.

Cost of Goods Sold

Cost of goods sold mainly consisted of raw material costs, packaging costs, and bottling costs. Costs are recognized when the related revenue is recorded.

Advertising and Sales Promotions

Advertising, promotional and selling expenses consisted of tap handles, media advertising costs, sales and marketing expenses, and promotional activity expenses. Expenses are recognized when incurred.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE B – Summary of Significant Accounting Policies (Continued)

General and Administrative Expenses

General and administrative expenses consisted of professional service fees, rent and utility expenses, meals, travel and entertainment expenses, and other general and administrative overhead costs. Expenses are recognized when incurred.

Customer Programs and Incentives

Customer programs and incentives, which include customer promotional discount programs and customer incentives, are a common practice in the alcohol beverage industry. The Company incurs customer program costs to promote sales of products and to maintain competitive pricing. Amounts paid in connection with customer programs and incentives are recorded as reductions to net revenue or as advertising, promotional and selling expenses in accordance with ASC Topic 605-50,  Revenue Recognition—Customer Payments and Incentives, based on the nature of the expenditure.

The Company did not incur any significant customer programs and incentive costs in the six month periods ended June 30, 2013 and 2012, or for the years ended December 31, 2012 and 2011.

Income Taxes

The Company had elected to be taxed under the provisions of subchapter S of the Internal Revenue Code for federal and state purposes. Under these provisions, the Company did not pay US corporate income taxes on its taxable income. However, the Company was subject to various state and franchise taxes. In addition, the stockholders are liable for individual federal and state income taxes on the Company’s taxable income.

The Company’s S-Corporation election terminated in June 2013 in connection with the expectation of the initial public offering of the Company’s common stock and the issuance of preferred stock which automatically terminated the Company’s subchapter S status. From the Company’s inception in 2010, it was not subject to federal and state income taxes since it was operating under an S-Corporation election. As of June 1, 2013, the Company became subject to corporate federal and state income taxes.  The financial statements presented herein, are presented as the Company being subject to S-corporation taxes for the periods being presented. See Note L for unaudited pro-forma effect on historical financial information to show the impact if the Company had been subject to C-corporation taxes for the periods being presented.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE B – Summary of Significant Accounting Policies (Continued)

Income Taxes (Continued)

Effective June 1, 2013, under the asset and liability method prescribed under ASC 740, Income Taxes, the Company uses the liability method of accounting for income taxes.  The liability method measures deferred income taxes by applying enacted statutory rates in effect at the balance sheet date to the differences between the tax basis of assets and liabilities and their reported amounts on the financial statements.  The resulting deferred tax assets or liabilities have been adjusted to reflect changes in tax laws as they occur.  A valuation allowance is provided when it is more likely than not that a deferred tax asset will not be realized.

The Company expects to recognize the financial statement benefit of an uncertain tax position only after considering the probability that a tax authority would sustain the position in an examination. For tax positions meeting a "more-likely-than-not" threshold, the amount to be recognized in the financial statements will be the benefit expected to be realized upon settlement with the tax authority. For tax positions not meeting the threshold, no financial statement benefit is recognized. As of December 31, 2012, the Company had no uncertain tax positions. The Company recognizes interest and penalties, if any, related to uncertain tax positions as general and administrative expenses. The Company currently has no federal or state tax examinations nor has it had any federal or state examinations since its inception. To date, the Company has not incurred any interest or tax penalties.

For federal tax purposes, the Company’s 2010 through 2012 tax years remain open for examination by the tax authorities under the normal three-year statute of limitations.

Net Income (Loss) Per Share

Basic net income (loss) per share is calculated by dividing net income (loss) by the weighted-average common shares outstanding. Diluted net income per share is calculated by dividing net income by the weighted-average common shares outstanding during the period using the treasury stock method or the two-class method, whichever is more dilutive. As the Company incurred net losses for the six month periods ended June 30, 2013 and 2012, and years ended December 31, 2012 and 2011 no potentially dilutive securities were included in the calculation of diluted earnings per share as the impact would have been anti-dilutive. Therefore, basic and dilutive net income (loss) per share were the same.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE B – Summary of Significant Accounting Policies (Continued)

Segment Information

The Company operates in two segments in accordance with accounting guidance Financial Accounting Standards Board (“FASB”) ASC Topic 280, Segment Reporting. Our Chief Executive Officer has been identified as the chief operating decision maker as defined by FASB ASC Topic 280. See additional discussion at Note K.

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business.  The Company had an accumulated deficit of approximately $646,000, $545,000 and $372,000 at June 30, 2013, December 31, 2012 and 2011, respectively, had a net loss of approximately $101,000, $84,000, $173,000 and $251,000 for the six month periods ended June 30, 2013 and 2012, and years ended December 31, 2012 and 2011, respectively, and negative working capital of approximately $447,000, $424,000 and $342,000 at June 30, 2013, December 31, 2012 and 2011, respectively.  These matters, among others, raise substantial doubt about our ability to continue as a going concern.

While the Company is attempting to increase operations and generate additional revenues, the Company’s cash position may not be significant enough to support the Company’s daily operations.  Management intends to raise additional funds by way of a public offering.  In addition, the Company has offered a private placement memorandum for the placement of 2,000,000 shares of common stock at $0.50 per share, for a total of approximately $890,000, net of approximately $110,000 in placement fees. There is no assurance that the offering will be successful or that the maximum number of shares or amounts will be attained. The subscription period terminates on or before December 31, 2013, with an option to be extended 60 days. Management believes that the actions presently being taken to further implement its business plan and generate additional revenues provide the opportunity for the Company to continue as a going concern.  While the Company believes in the viability of its strategy to generate additional revenues and in its ability to raise additional funds, there can be no assurances to that effect.  The ability of the Company to continue as a going concern is dependent upon the Company’s ability to further implement its business plan and generate additional revenues.

The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE B – Summary of Significant Accounting Policies (Continued)

Recent Accounting Pronouncements

The Company has evaluated new accounting pronouncements that have been issued and are not yet effective for the Company and determined that there are no such pronouncements expected to have an impact on the Company’s future financial statements.

NOTE C – Inventories

Inventories consist of raw materials, work in process and finished goods. Raw materials, which principally consist of hops, other brewing materials, are stated at the lower of cost, determined on the first-in, first-out basis, or market. Inventories are generally classified as current assets. The Company has yearly contracts with vendors to supply essential hop varieties on-hand in order to limit the risk of an unexpected reduction in supply or price fluctuations. The cost elements of work in process and finished goods inventory consist of raw materials.

Inventories consisted of the following as of:

	(Unaudited)
	June 30,	December 31,
	2013	2012	2011

Raw materials	$-	$-	$-
Work in progress	8,021	8,064	5,780
Finished goods	-	-	-

	$8,021	$8,064	$5,780

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE D – Other Assets

Other assets consisted of the following as of:

	(Unaudited)
	June 30,	December 31,
	2013	2012	2011

Rent deposit	$12,816	$9,468	$9,468
Other	1,458	212	-

	$14,274	$9,680	$9,468

NOTE E – Property and Equipment

Property and equipment consisted of the following as of:

	(Unaudited)
	June 30,	December 31,
	2013	2012	2011

Machinery and equipment	$441,301	$409,979	$347,292
Kegs	133,193	126,393	79,538
Trucks	21,401	21,401	21,401
Office equipment and furniture	17,071	17,071	12,077
Leasehold improvements	61,207	61,207	61,207
	674,173	636,051	521,515
Less accumulated depreciation	(213,059)	(161,819)	(75,211)

	$461,114	$474,232	$446,304

Property and equipment at June 30, 2013, and December 31, 2012 and 2011, included fixed assets acquired under capital lease agreements of approximately $160,000, $160,000 and $107,000, respectively, and accumulated depreciation on these assets was approximately $36,000, $31,000 and $10,000, respectively

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE E – Property and Equipment (Continued)

Depreciation expense was approximately $51,000, $43,000, $92,000 and $65,000 for the six month periods ended June 30, 2013 and 2012, and years ended December 31, 2012 and 2011, respectively.

NOTE F – Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consisted of the following as of:

	(Unaudited)
	June 30,	December 31,
	2013	2012	2011

Accrued officer compensation	$390,000	$320,000	$180,000
Refundable deposits on kegs	70,327	93,535	17,277
Accrued payroll and payroll taxes	18,836	15,942	16,028
Accrued interest	5,215	5,215	140
Other accrued liabilities	20,787	21,331	17,002

	$505,165	$456,023	$230,447

NOTE G – Notes Payable and Capital Leases

Notes payable and capital leases consisted of the following as of:

	(Unaudited)
	June 30,	December 31,
	2013	2012	2011

Notes payable	$11,599	$22,663	$24,108
Notes payable to shareholders	158,925	75,030	50,490
Capital leases	51,997	80,443	75,575
	222,521	178,136	150,173
Less current portion	(48,120)	(73,651)	(114,131)

	$174,401	$104,485	$36,042

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE G – Notes Payable and Capital Leases (Continued)

Notes Payable

On or about November 1, 2011, the Company issued an unsecured $25,000 note payable to a third party. The note bears interest at 10% annually, monthly principal and interest payments of $1,100, and matures two years from the date of issuance. Principal payments of approximately $7,000, $11,000 and $1,000 were made in the first six months of 2013, and in fiscal years 2012 and 2011, respectively.

On or about April 30, 2012, the Company issued an unsecured $15,000 note payable to a third party. The note bears interest at 10% annually, monthly principal and interest payments of $750, and matures two years from the date of issuance. Principal payments of approximately $4,000 and $5,000 were made in the first six months of 2013 and in fiscal year 2012, respectively.

Interest expense for these notes payable was approximately $1,000 and $1,100 for the six month periods ended June 30, 2013 and 2012, respectively, and $3,000 and $200 for the years ended December 31, 2012 and 2011, respectively.

The notes mature as follows:

Remaining six months in 2013	$10,697
2014	902

$11,599

Notes Payable to Shareholders

On or about November 10, 2011, the Company issued an unsecured $10,000 note payable to a shareholder. The note bears interest at 10% annually. The note was repaid in full in 2011.

During 2011, the Company borrowed $50,490 from a shareholder, which the Company and shareholder formalized into a note payable on or about February 1, 2012. The note requires no principal payments until due. The note bears interest at 10% annually and matures two years from the date of issuance. No principal payments have been made. The Company included the borrowing in notes payable to shareholders at June 30, 2013, and December 31, 2012 and 2011.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE G – Notes Payable and Capital Leases (Continued)

Notes Payable to Shareholders (Continued)

On or about October 1, 2012, the Company issued an unsecured $14,280 note payable to a shareholder. The note requires no principal payments until due. The note bears interest at 10% annually and matures two years from the date of issuance. No principal payments have been made.

On or about November 26, 2012, the Company issued an unsecured $10,260 note payable to a shareholder. The note bears interest at 10% annually and matures two years from the date of issuance with no monthly principal payments required. No principal payments have been made.

During the six months ended June 30, 2013, the Company issued a series of unsecured notes payable to shareholders for amounts between $3,800 and $28,195, for a total of approximately $84,000, of which approximately $28,000 was used to finance the purchase of property and equipment. The notes require no principal payments until due, which mature on various dates between December 31, 2013 and December 30, 2015. The notes bear interest at 10% annually. No principal payments have been made on any note payable to shareholders.

Interest expense was approximately $5,500 and $2,000 for the six months periods ended June 30, 2013 and 2012, respectively, and $3,000 and $100 for the years ended December 31, 2012 and 2011, respectively.

The notes mature as follows:

Remaining six months in 2013	$28,195
2014	90,030
2015	40,700

$158,925

Capital Leases

The Company has entered into various capital lease agreements to obtain property and equipment for operations. These agreements range from 2 to 3 years with interest rates ranging from 5% to 6%. These leases are secured by the underlying leased property and equipment.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE G – Notes Payable and Capital Leases (Continued)

Capital Leases (Continued)

In 2012, the Company entered into one capital lease agreement for machinery and equipment. Monthly payments are approximately $1,600, the lease terminates in March 2015. The lease provides for a bargain purchase option at the termination of the lease. As of June 30, 2013, total remaining payments under this lease is approximately $32,000. The Company accounts for this arrangement as a capital lease.

In 2011, the Company entered into various capital lease agreements for machinery and equipment and vehicles. Monthly payments range from approximately $800 to $900, and the leases terminate on various dates between August 2013 to March 2014.  The leases provide for bargain purchase options at the termination of each lease. As of June 30, 2013, total remaining payments under these leases is approximately $19,000. The Company accounts for these arrangements as capital leases.

As of June 30, 2013, the capitalized amount of the equipment, truck and accumulated depreciation was approximately $139,000, $21,000, and $36,000, respectively.

As of December 31, 2012, the capitalized amount of the equipment, truck and accumulated depreciation was approximately $139,000, $21,000, and $31,000, respectively.

As of December 31, 2011, the capitalized amount of the equipment, truck and accumulated depreciation was approximately $86,000, $21,000, and $10,000, respectively.

The minimum lease payments are as follows:

Remaining six months in 2013	$9,966
2014	23,520
2015	21,154
54,640
Less amount representing interest	(2,643)
$51,997

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE H – Common Stock

Voting Common Stock

Prior to the reorganization, the Company had authorized 100,000 shares of voting common stock authorized and had 1,115 shares outstanding

During 2011, the Company converted $8,625 due to a related party into 115 shares of voting common stock.

Nonvoting Common Stock

Prior to the reorganization, the Company had authorized 100,000 share of nonvoting common stock and had 9,700 shares outstanding.

During 2011, the Company converted $66,375 due to a related party into 495 shares of nonvoting common stock.

During 2012, the Company issued 205 shares of nonvoting common stock for $50,000.

Common and Preferred Stock

In June 2013, pursuant to a unanimous written consent of voting shareholders’ and Board of Directors of the Company, the Company reorganized by way of a recapitalization of its capital structure on a tax free basis. In connection with the reorganization, the voting and nonvoting stock was exchanged for an aggregate of 8,000,000 shares of Common Stock and 250,000 shares of Preferred Stock.

Furthermore, the Company’s articles of incorporation were amended. Pursuant to the amended articles of incorporation, the Company is authorized to issue 50,000,000 shares of common stock, each having a par value of $0.001, with each share of common stock entitled to one vote for all matters on which a shareholder vote is required or requested. The Corporation is also authorized to issue 1,000,000 Series A Preferred Shares, each having a par value of $0.001. The Series A Preferred Shares may carry voting rights, distribution rights, dividend rights, redemption rights, liquidation preferences and conversions as designated by the Board of Directors. As of June 30, 2013, the designation of Series A Preferred Shares as follows:

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE H – Common Stock (Continued)

Common and Preferred Stock (Continued)

Rank – Except for voting rights specifically granted to the Series A Preferred Shares shall rank (i) prior to any class or series of capital stock the Company herein after created not specifically ranking by its terms senior to or on parity with any Series A Preferred Stock or whatever subdivision; and (ii) parity with any class or series of capital stock of the Company hereafter created specifically ranking by its terms on parity of Series A Preferred Stock in each case as to distributions of assets upon liquidation, dissolution or winding up of the Company, whether voluntary or involuntary.

Dividends – The Series A Preferred Stock is eligible for dividends at the discretion of the Board of Directors.

Liquidation Preference – Liquidation preference with respect to each share of Series A Preferred Stock means an amount equal to the Stated Value thereof.

Conversion and Redemption – The Series A Preferred Shares have no conversion or redemption rights.

Voting – Each share of Series A Preferred Stock shall have 500 votes for any election or other vote placed before the shareholders of the corporation.

NOTE I – Earnings Per Share

FASB ASC Topic 260, Earnings Per Share, requires a reconciliation of the numerator and denominator of the basic and diluted earnings (loss) per share (EPS) computations.

Basic earnings (loss) per share are computed by dividing net income (loss) available to common shareholders by the weighted-average number of common shares outstanding during the period. Diluted earnings (loss) per share is computed similar to basic earnings per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

The Company had no potential dilutive securities issued or outstanding for the six months period ended June 30, 2013 and 2012 and years ended December 31, 2012 and 2011. Therefore, there was no difference in the basic and dilutive earnings (loss) per share.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE I – Earnings Per Share (Continued)

The following table sets forth the computation of basic and diluted net income per share:

	For the Six Month Periods
	Ended June 30,
	2013	2012

Net loss attributable to common stockholders	$(100,799)	$(84,121)

Basic weighted average outstanding shares of common stock	8,000,000	7,991,209
Dilutive effect of common stock equivalents	-	-
Dilutive weighted average common stock equivalents	8,000,000	7,991,209

Net loss per share of voting and nonvoting
common stock Basic and Diluted	$(0.01)	$(0.01)

	For the Years
	Ended December 31,
	2012	2011

Net loss attributable to common stockholders	$(173,197)	$(251,025))

Basic weighted average outstanding shares of common stock	7,995,628	7,374,795
Dilutive effect of common stock equivalents	-	-
Dilutive weighted average common stock equivalents	7,995,628	7,374,795

Net loss per share of voting and nonvoting
common stock Basic and Diluted	$(0.02)	$(0.03)

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE J – Commitments and Contingencies

Legal

The Company is not involved in any legal matters arising in the normal course of business.  While incapable of estimation, in the opinion of the management, the individual regulatory and legal matters in which it might involve in the future are not expected to have a material adverse effect on the Company’s financial position, results of operations, or cash flows.

Purchase Commitments

The Company entered into contracts for the supply of a portion of its hops requirements. These purchase contracts extend through crop year 2014 and specify both the quantities and prices to which the Company is committed. As of June 30, 2013, hops purchase commitments outstanding was approximately $270,000.  As of June 30, 2013, projected cash outflows under hops purchase commitments for each of the remaining years under the contracts are as follows:

Remaining six months in 2013	$55,000
2014	215,000

$270,000

These commitments are not accrued in the balance of the Company at June 30, 2013, or December 31, 2012 and 2011. In addition, the Company has elected not to recognize the purchase contracts as cash flow hedges in accordance with ASC Topic 815, Derivatives and Hedges.

Lease Commitments

On or about August 1, 2010, the Company entered into a facilities lease with a third party. The lease term is 39 months. The monthly base rent of $1,077 increases annually based on the Consumer Price Index All Urban Consumers U.S. City Average. Monthly rent payments also include common area maintenance charges, taxes, and other charges. As of June 30, 2013, the minimum monthly lease payment was $2,637. Rent expense was approximately $15,000 for the six month periods ended June 30, 2013 and 2012, and $29,000 for years ended December 31, 2012 and 2011, respectively.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE J – Commitments and Contingencies (Continued)

Lease Commitments (Continued)

On or about September 28, 2011, the Company entered into a keg rental supply and services agreement with a third party. The initial rental period is a term of 36 months, and began on the date of delivery of the kegs. The agreement automatically extends on month-to-month basis for an additional 36 months, unless terminated by either party with a 30 day notice. Monthly keg rental fees are $512 and $476 for the initial and extended rental period, respectively. A deposit of $4,000 was made prior to delivery.

On or about October 21, 2011, the Company entered into a keg rental supply and services agreement with a third party. The initial rental period is a term of 36 months, and began on the date of delivery of the kegs. The agreement automatically extends on month-to-month basis for an additional 36 months. After the 72nd month, the Company can elect to enter into a final 24 month rental period. At the conclusion of the final rental period the Company can purchase the kegs between $40 to $50 each. Monthly keg rental fees are $670, $622, and $500 for the initial, extended and final rental period.

On or about January 24, 2012, the Company entered into a keg rental supply and services agreement with a third party. The initial rental period is a term of 36 months, and began on the date of delivery of the kegs. The agreement automatically extends on month-to-month basis for an additional 36 months. After the 72nd month, the Company can elect to enter into a final 24 month rental period. At the conclusion of the final rental period the Company can purchase the kegs between $40 to $50 each. Monthly keg rental fees are $670, $622, and $500 for the initial, extended and final rental period. A deposit of $4,000 was made prior to delivery.

Aggregate minimum annual rental payments for all operating lease agreements as of June 30, 2013, are as follows:

Remaining six months in 2013	$21,660
2014	21,936
2015	20,640
2016	20,640
2017	18,370
Thereafter	22,500

$125,746

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE J – Commitments and Contingencies (Continued)

Consulting Agreement

On May 15, 2013, the Company entered into a consulting and professional services agreement with a third party. The following represents a summary of the agreement which does not include all aspects that a specific reader of these statements may require, as a result, the Company advises any investor or debt holder to inquire management for an opportunity to read the agreement in full. The agreement will require the Company to issue to the third party 9.99% of the outstanding shares of common stock, aggregating to 990,000 shares of common stock, and warrants equal to 10% of the outstanding shares of common stock, aggregating to 1,000,000 shares of common stock at an exercise price of $1.00 per share for services to be performed.

The agreement provides for the consultant to provide a combination of cash and services valued in aggregate of approximately $550,000. In summary, the services to be provided include, among others, business development, strategic and public market placement planning and execution of going public, and aftermarket investor relations services.

The agreement terminates one year from the date of the agreement if a registration statement S-1 is not filed, which would allow the third party to 1) demand repayment of all cash contributions made to the Company plus 10% accrued interest, and 2) require the Company to issue 5% of the total outstanding shares of the Company’s common stock as of the date of termination.

NOTE K – Segment Information

The Company’s operations are classified into the sale of alcohol to retail customers through the Company’s tasting room, and wholesale sales to distributors. Our retail division is located in the greater Seattle, Washington area and serves walk-in customers six days a week. Our wholesale division sells to distributors primarily in the greater Seattle, Washington area. Although both segments are involved in the sale and distribution of alcohol, they serve different customers and are managed separately, requiring specialized expertise. We determined our operating segments in accordance with FASB ASC Topic 280, Segment Reporting.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE K – Segment Information (Continued)

Results of the operating segments are as follows:

	(Unaudited)
	June 30, 2013
	Retail	Wholesale	Total

Sales	$80,545	$403,721	$484,266
Less excise taxes	1,647	8,211	9,858
Net revenue	78,898	395,510	474,408
Cost of goods sold	34,957	174,259	209,216
Gross profit	$43,941	$221,251	$265,192

Accounts receivable	$-	$66,085	$66,085

Property and equipment,
net of accumulated depreciation	$47,874	$413,240	$461,114

	(Unaudited)
	June 30, 2012
	Retail	Wholesale	Total

Sales	$90,216	$316,216	$406,432
Less excise taxes	809	2,837	3,646
Net revenue	89,407	313,379	402,786
Cost of goods sold	22,159	77,665	99,824
Gross profit	$67,248	$235,714	$302,962

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE K – Segment Information (Continued)

	December 31, 2012
	Retail	Wholesale	Total

Sales	$184,783	$678,398	$863,181
Less excise taxes	2,871	10,474	13,345
Net revenue	181,912	667,924	849,836
Cost of goods sold	54,553	198,989	253,542
Gross profit	$127,359	$468,935	$596,294

Accounts receivable	$-	$69,201	$69,201

Property and equipment,
net of accumulated depreciation	$53,953	$420,279	$474,232

	December 31, 2011
	Retail	Wholesale	Total

Sales	$129,808	$277,053	$406,861
Less excise taxes	1,322	2,820	4,142
Net revenue	128,486	274,233	402,719
Cost of goods sold	40,208	85,746	125,954
Gross profit	$88,278	$188,487	$276,765

Accounts receivable	$-	$5,239	$5,239

Property and equipment,
net of accumulated depreciation	$61,052	$385,252	$446,304

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE L – PRO-FORMA INCOME TAX (UNAUDITED)

For the periods presented in the financial statements, the Company was taxed as a subchapter S-Corporation and therefore did not have a material federal or state tax liability. In June 2013, the Company, in contemplation of an initial public offering of the Company’s common stock, issued preferred stock. In accordance with Internal Revenue Service regulations, the issuance of preferred stock automatically terminated the Company’s subchapter S status, resulting in the conversion of the Company to a C-Corporation. The financial statements, herein, have been presented as subchapter S-Corporation for the periods presented. The Company’s net loss before income taxes totaled approximately $173,000 and $251,000 for the years ended December 31, 2012 and 2011, respectively. Below is presented to show the unaudited pro-forma tax effect on the company and the historical financial information presented herein. The unaudited pro-forma information is not indicative of what is to be expected on future operations of the Company. on a pro-forma basis.

The Company’s unaudited pro-forma deferred tax assets and liabilities would consist of the following:

	December 31,
	2012	2011
Current Assets and Liabilities:
Accrued Expenses	$108,000	$61,000
Net operating loss	185,000	126,000
Total	293,000	187,000
Valuation Allowance	(293,000)	(187,000)
Unaudited Pro-Forma Total Deferred Tax Asset, Net	-	-
Variance	-	-
As reported	$-	$-

The unaudited pro-forma provisions for income taxes for the years ending December 31 consist of the following:

December 31,
	2012	2011
Deferred tax (benefit) expense	$-	$-
Current provision	-	-
Unaudited Pro-Forma Total Provision for Income Taxes
Variance	-	-
As reported	$-	$-

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE L – PRO-FORMA INCOME TAX(UNAUDITED) (Continued)

The items accounting for the difference between unaudited pro-forma income taxes computed at the federal statutory rate and the unaudited pro-forma provision for income taxes are as follows:

	2012		2011
		Impact on		Impact on
	Amount	Rate	Amount	Rate
Income tax (benefit) expense	$(60,000)	35.00%	$(88,000)	35.00%
State tax, net of Federal effect	-	-	-	-
Permanent differences	-	-	-	-
Valuation allowance	60,000	35.00%	88,000	35.00%
Total Pro-Forma Provision	$-	-%	$-	-%

NOTE M – Subsequent Events

The Company follows the guidance in ASC Topic 855, Subsequent Events, which provides guidance to establish general standards of accounting for and disclosures of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. ASC 855 sets forth (i) the period after the balance sheet date during which management of a reporting entity evaluate events or transactions that may occur for potential recognition or disclosure in the financial statements, (ii) the circumstances under which an entity should recognize events or transactions occurring after the balance sheet date in its financial statements, and (iii) the disclosures that an entity should make about events or transactions that occurred after the balance sheet date.

The Company evaluated subsequent events occurring up to the date of issuance of the financial statements.

Subsequent to June 30, 2013, the Company received approximately $137,000 for stock subscriptions, representing 275,000 shares. None of the shares have been issued, and the Company is in the process of rescinding and cancelling the transactions, and refunding the proceeds to the respective stock subscribers.

Subsequent to June 30, 2013, the Company has committed to purchasing additional property and equipment of approximately $60,000. A down payment of approximately $30,000 has been made.

AMERICAN BREWING COMPANY, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013 (UNAUDITED), DECEMBER 31, 2012 AND 2011

NOTE M – Subsequent Events (continued)

The Company is in the process of a money raise pursuant to a Private Placement Memorandum, in which the Company appointed a third party underwriter as its exclusive agent to sell the common shares of the Company on a "best efforts" basis with a maximum of $1,000,000 being offered at an offering price of $0.50 per common share.. The subscription period terminates December 31, 2013, which period may be extended for not more than one additional 60 day period upon the mutual agreement of the underwriter and the Company. The Company shall pay the underwriter a commission of eight percent (8%); a three percent (3%) dealer manager fee and issue underwriter warrants at a strike price of $1.00 per share equal to .15 for each common share sold in the offering and expense reimbursements. Such warrants will not be exercised before one year from the date of their issuance and not after three years from the date of their issuance. The shares underlying the warrants shall receive piggy-back registration and/or sale rights for any registration statement filed by the Company. There is no assurance that the offering will be successful or that the maximum number of shares or amounts will be attained and that the Company will be able to complete a successful initial public offering.